THE ALGER AMERICAN FUND
                                 CLASS O SHARES

                          A POOLED FUNDING VEHICLE FOR:
                          o VARIABLE ANNUITY CONTRACTS
                          o VARIABLE LIFE INSURANCE POLICIES
                          o QUALIFIED PENSION PLANS
                          o QUALIFIED RETIREMENT PLANS



                                               PROSPECTUS

                                              MAY 1, 2006



                  ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                         ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                ALGER AMERICAN GROWTH PORTFOLIO
                              ALGER AMERICAN BALANCED PORTFOLIO
                      ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                       ALGER AMERICAN INCOME & GROWTH PORTFOLIO










As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                               [Graphic Omitted]

        THE ALGER
    AMERICAN FUND

   CLASS O SHARES



       PROSPECTUS

      MAY 1, 2006




TABLE OF CONTENTS
-------------------------------

2 ............Risk/Return Summary: Investments,
              Risks & Performance

      2 ......Investments

              Alger American Small
                Capitalization Portfolio ........2
              Alger American MidCap
               Growth Portfolio .................2
              Alger American Growth Portfolio ...2
              Alger American Balanced Portfolio..2

              Alger American Leveraged
                AllCap Portfolio ................3

              Alger American Income &
                Growth Portfolio ................3

      3 ......Principal Risks

              Alger American Small
                Capitalization Portfolio ........3
              Alger American MidCap
                Growth Portfolio ................3

              Alger American Growth Portfolio ...4
              Alger American Balanced Portfolio .4
              Alger American Leveraged
                AllCap Portfolio ................4
              Alger American Income &
                Growth Portfolio ................4

      5 ......Performance

              Alger American Small
                Capitalization Portfolio ........5
              Alger American MidCap
                Growth Portfolio ................5
              Alger American Growth Portfolio ...6
              Alger American Balanced Portfolio..6
              Alger American Leveraged
                AllCap Portfolio ................6
              Alger American Income &
                Growth Portfolio ................6

7 ............Fees and Expenses
9 ............Management and Organization
11 ...........Shareholder Information

              Distributor ......................11
              Transfer Agent ...................11
              Net Asset Value ..................11
              Dividends and Distributions ......11
              Classes of Fund Shares ...........11
              Purchasing and Redeeming
                Fund Shares ....................11
              Market Timing Policies
                and Procedures .................12

              DISCLOSURE OF PORTFOLIO HOLDINGS..12
              Other Information ................12

14 ...........Financial Highlights

Back Cover:   How to obtain more information

[Graphic Omitted]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[ ] High Unit Volume Growth

    Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[ ] Positive Life Cycle Change

    Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Some portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

All of the portfolios may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion.

ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.
APPROACH

The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

ALGER AMERICAN BALANCED PORTFOLIO

GOAL

THE ALGER AMERICAN BALANCED PORTFOLIO SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

The  Alger  American   Leveraged  AllCap   Portfolio  seeks  long-term   capital
appreciation.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

The Alger American Income & GROWTH Portfolio primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[Graphic Omitted]

PRINCIPAL RISKS


RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS AND THE EQUITY PORTION OF THE ALGER AMERICAN BALANCED PORTFOLIO

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific portfolio because of its investment approach.

To the extent that a portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

[ ] the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources

[ ] the  possibility  that it  may be  difficult or  impossible  to liquidate  a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

[ ] the possibility of greater risk by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

[ ] the  possibility  that it may be  difficult  or  impossible  to  liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO:

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:

[ ] fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise.

[ ] the potential for a decline in the value of the portfolio's securities in the event of an issuer's falling credit rating or actual default.

[ ] lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

[ ] the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the portfolio will be forced to reinvest the proceeds in a lower-yielding security.

[ ] mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

[ ] the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

[ ] the possibility that the market in a security in which the portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the portfolio.

[ ] the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the portfolio.

[ ] the risk that interest rate movements may have a more significant  impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

This  portfolio may appeal to investors who seek some long term capital  growth,
while  also  maintaining   exposure  to  more   conservative,   income-producing
fixed-income investments.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

[ ] smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

[ ] the risk  that the cost of  borrowing  money to  leverage  will  exceed  the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value could decrease more quickly than if the portfolio had not borrowed.
[ ] the  possibility  that it may be  difficult  or  impossible  to  liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISK APPLICABLE TO ALGER AMERICAN
INCOME & GROWTH PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risk applies:

[ ] the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic Omitted]

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of an investment in a portfolio by showing changes in each portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns. Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

[ ] Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

[ ] Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

[ ] Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

[ ] Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

[ ] Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to all indexes presented.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O


             [Data below represents bar chart in the printed piece]

  4.18  11.39   15.53   43.42    -27.20  -29.51  -26.22    42.34   16.57   16.88
   --     --      --     --        --      --      --       --      --      --
   96     97      98     99        00      01      02       03      04      05

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2005
Class O                                          Since
                                               Inception
                    1 Year   5 Years 10 Years  (9/21/88)
--------------------------------------------------------
American Small
  Capitalization    16.88%     0.17%   3.51%   11.16%
Russell 2000
  Growth Index       4.15%     2.28%   4.68%    7.87%



ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

             [Data below represents bar chart in the printed piece]

11.90   15.01    30.30    31.85   9.18    -6.52   -29.54   47.79   13.04    9.82
 --       --       --      --      --       --      --       --      --      --
 96       97       98      99      00       01      02       03      04      05


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -18.60%     Q3     2002
Average Annual Total Return as of December 31, 2005
Class O

                                                         Since
                                                       Inception
                        1 Year   5 Years     10 Years   (5/3/93)
--------------------------------------------------------------------------------
American MidCap
  Growth                 9.82%     3.86%       11.30%   14.81%
Russell Midcap
  Growth Index          12.11%     1.38%        9.27%    10.73%

ALGER AMERICAN GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

             [Data below represents bar chart in the printed piece]

13.35  25.75   48.07   33.74   -14.77    -11.81    -32.99    35.16    5.50 12.00
-----  -----   -----   -----   ------    ------    ------    -----   ----- -----
  96    97       98     99       00        01        02       03      04    05

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -20.20%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O

                                                        Since
                                                      Inception
                        1 Year   5 Years   10 Years    (1/9/89)
--------------------------------------------------------------------------------
American Growth         12.00%    -1.15%     8.54%     12.89%
Russell 1000
  Growth Index           5.27%    -3.58%     6.73%     10.55%


--------------------------------------------------------------------------------


ALGER AMERICAN BALANCED PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O
             [Data below represents bar chart in the printed piece]

10.17  19.82   31.51   29.21   -2.76     -1.93     -12.29    19.03  4.57   8.42
-----  -----   -----   -----   ------    ------    ------    -----   ----- -----
  96    97       98      99      00        01        02       03      04     05

Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

Average Annual Total Return as of December 31, 2005
CLASS O

                                                        Since
                                                      Inception
                        1 Year   5 Years   10 Years    (9/5/89)
--------------------------------------------------------------------------------

American Balanced        8.42%      3.03%     9.73%     9.21%
Russell 1000
  Growth Index           5.27%     -3.58%     6.73%     9.25%
Lehman Brothers Gov't/
   Credit Bond Index     2.36%      6.11%     6.17%     7.53%


--------------------------------------------------------------------------------



ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O
             [Data below represents bar chart in the printed piece]

12.04   19.68   57.83   78.06   -24.83   -15.93   -33.91   34.72    8.19   14.45
-----   -----   -----   -----   ------   ------   -----    -----   -----   -----
  96      97      98      99      00       01       02       03      04      05

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2005
Class O

                                                        Since
                                                      Inception
                        1 Year   5 Years   10 Years    (1/25/95)
--------------------------------------------------------------------------------
American Leveraged
  AllCap                14.45%    -1.51%     10.13%     14.92%
Russell 3000
  Growth Index           5.17%    -3.17%      6.47%      8.83%



ALGER AMERICAN INCOME & GROWTH PORTFOLIO
 -------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O
             [Data below represents bar chart in the printed piece]

19.68  36.29   32.39   42.45   -1.27     -14.32    -31.10    29.84   7.85   3.44
-----  -----   -----   -----   ------    ------    ------    -----  -----  -----
  96    97       98      99      00        01        02       03     04     05

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -19.33%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O


                                                        Since
                                                      Inception
                        1 Year   5 Years   10 Years   (11/15/88)
--------------------------------------------------------------------------------
American
  Income & Growth        3.44%    -3.08%     10.01%    10.07%
Russell 1000
  Growth Index           5.27%     -3.58%      6.73%   10.68%


The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios. The numbers shown below are based on each portfolio's expenses during its fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL FUND OPERATING
                                                EXPENSES
                                                (expenses that are deducted
                                                from Fund assets)

                          SHAREHOLDER FEES
                      (fees paid directly from                       Distribution                       TOTAL ANNUAL FUND
                          your investment)       Management Fees     (12b-1) Fees    Other Expenses    OPERATING EXPENSES
==========================================================================================================================
ALGER AMERICAN SMALL           None                    .85%              None             .06%                .91%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN                 None                    .80%              None             .06%                .86%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN                 None                    .75%              None             .06%                .81%
GROWTH
PORTFOLIO

ALGER AMERICAN                 None                    .75%              None             .06%                .81%
BALANCED PORTFOLIO

ALGER AMERICAN                 None                    .85%              None             .06%                .91%
LEVERAGED ALLCAP
PORTFOLIO

ALGER AMERICAN                 None                    .625%             None             .125%               .75%
INCOME & GROWTH
PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------



EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------------------------------
                               1 Year   3 Years    5 Years   10 Years
-------------------------------------------------------------------------
  ALGER AMERICAN SMALL            $93      $290       $504    $1,120
  CAPITALIZATION
  PORTFOLIO

  ALGER AMERICAN                  $88      $274       $477    $1,061
  MIDCAP GROWTH
  PORTFOLIO

  ALGER AMERICAN                  $83      $259       $450    $1,002
  GROWTH
  PORTFOLIO

  ALGER AMERICAN                  $83      $259       $450    $1,002
  BALANCED
  PORTFOLIO

  ALGER AMERICAN                  $93      $290       $504    $1,120
  LEVERAGED ALLCAP
  PORTFOLIO

  ALGER AMERICAN                  $77      $240       $417    $930
  INCOME & GROWTH
  PORTFOLIO
-------------------------------------------------------------------------


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Alger American Balanced Portfolio may invest in such lower-rated securities to achieve higher yields, but only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market or economic conditions, each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. A portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[Graphic Omitted]

MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each portfolio since its inception. Pursuant to investment management contracts with the portfolios and subject to the supervision of the Board of Trustees, the Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. A discussion of the Trustees' basis for approving each investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, manager of the Growth Portfolio since September 2004, co-manager of the Growth Portfolio from September 2001 to September 2004, co-manager of the Balanced Portfolio from September 2001 to September 2003, and co-manager of the Income & Growth Portfolio since September 2003 (and manager prior thereto from September 2001), has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and SeniorAnalyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced and Income & Growth Portfolios since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, co-manager of the Balanced Portfolio since December 2004, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since September 2004, as an Analyst from October 2001 to December 2004, and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated

("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn.

Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic Omitted]

SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                               NAV (NET  ASSET  VALUE)  OF A CLASS OF SHARES  IS
                             COMPUTED  BY ADDING  TOGETHER  THE VALUE  ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                              CASH AND OTHER ASSETS,  SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of the portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the applicable portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in Fund shares through your retirement plan.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

                                                    INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                    ---------------------------------             --------------------------------


                                          NET ASSET                    NET REALIZED                                   DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED     TOTAL FROM   DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)      INVESTMENT   NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS     OPERATIONS       INCOME           GAINS
                                         ----------- --------------   ---------------   ------------  --------------  -------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $35.12       $ 0.03           $  4.17         $  4.20          $(0.08)        $    --
  Year ended 12/31/04......................    33.29         0.07              1.76            1.83              --              --
  Year ended 12/31/03......................    24.63        (0.02)             8.68            8.66              --              --
  Year ended 12/31/02......................    36.77        (0.01)           (12.12)         (12.13)          (0.01)             --
  Year ended 12/31/01......................    47.27         0.01             (4.88)          (4.87)          (0.10)          (5.53)
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $20.26       $(0.20)          $  3.62         $  3.42          $   --         $    --
  Year ended 12/31/04......................    17.38        (0.27)             3.15            2.88              --              --
  Year ended 12/31/03......................    12.21        (0.15)             5.32            5.17              --              --
  Year ended 12/31/02......................    16.55        (0.11)            (4.23)          (4.34)             --              --
  Year ended 12/31/01......................    23.49        (0.03)            (6.90)          (6.93)          (0.01)             --
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $10.05       $ 0.13           $  0.21         $  0.34          $(0.11)        $    --
  Year ended 12/31/04......................     9.37         0.10              0.63            0.73           (0.05)             --
  Year ended 12/31/03......................     7.24         0.05              2.11            2.16           (0.03)             --
  Year ended 12/31/02......................    10.57         0.02             (3.29)          (3.27)          (0.06)             --
  Year ended 12/31/01......................    13.26         0.05             (1.86)          (1.81)          (0.05)          (0.83)
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $13.55       $ 0.20           $  0.92         $  1.12          $(0.23)        $    --
  Year ended 12/31/04......................    13.16         0.19              0.40            0.59           (0.20)             --
  Year ended 12/31/03......................    11.29         0.19              1.94            2.13           (0.26)             --
  Year ended 12/31/02......................    13.08         0.20             (1.79)          (1.59)          (0.20)             --
  Year ended 12/31/01......................    13.77         0.18             (0.43)          (0.25)          (0.20)          (0.24)
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $20.80       $(0.31)          $  2.22         $  1.91          $   --         $ (0.81)
  Year ended 12/31/04......................    18.40        (0.11)             2.51            2.40              --              --
  Year ended 12/31/03......................    12.45        (0.05)             6.00            5.95              --              --
  Year ended 12/31/02......................    17.67        (0.10)            (5.12)          (5.22)             --              --
  Year ended 12/31/01......................    30.62        (0.09)(i)         (1.23)          (1.32)             --          (11.63)
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05......................   $30.39       $(0.21)          $  4.60         $  4.39          $   --         $    --
  Year ended 12/31/04......................    28.09        (0.07)             2.37            2.30              --              --
  Year ended 12/31/03......................    20.85        (0.07)             7.31            7.24              --              --
  Year ended 12/31/02......................    31.55        (0.14)           (10.56)         (10.70)             --              --
  Year ended 12/31/01......................    38.80         0.00(i)          (6.06)          (6.06)             --           (1.19)

------------------
 (i) Amount was computed based on average shares outstanding during the year.

                                                                   NET ASSET                     NET ASSETS,
                                                   TOTAL          VALUE, END                    END OF PERIOD
                                                DISTRIBUTIONS      OF PERIOD    TOTAL RETURN   (000'S OMITTED)
                                                ------------       ---------    ------------   ---------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................         $(0.08)          $39.24         12.00%        $  839,841
  Year ended 12/31/04......................             --            35.12          5.50          1,028,652
  Year ended 12/31/03......................             --            33.29         35.16          1,115,959
  Year ended 12/31/02......................          (0.01)           24.63        (32.99)           874,914
  Year ended 12/31/01......................          (5.63)           36.77        (11.81)         1,540,327
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          $  --           $23.68         16.88%        $  509,855
  Year ended 12/31/04......................             --            20.26         16.57            484,760
  Year ended 12/31/03......................             --            17.38         42.34            496,076
  Year ended 12/31/02......................             --            12.21        (26.22)           376,550
  Year ended 12/31/01......................          (0.01)           16.55        (29.51)           517,364
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................         $(0.11)          $10.28          3.44%       $    76,770
  Year ended 12/31/04......................          (0.05)           10.05          7.85             93,554
  Year ended 12/31/03......................          (0.03)            9.37         29.84            101,255
  Year ended 12/31/02......................          (0.06)            7.24        (31.10)            85,066
  Year ended 12/31/01......................          (0.88)           10.57        (14.32)           144,006
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05......................         $(0.23)          $14.44          8.42%        $  292,412
  Year ended 12/31/04......................          (0.20)           13.55          4.57            309,744
  Year ended 12/31/03......................          (0.26)           13.16         19.03            308,990
  Year ended 12/31/02......................          (0.20)           11.29        (12.29)           254,290
  Year ended 12/31/01......................          (0.44)           13.08         (1.93)           224,959
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................        $ (0.81)          $21.90          9.82%          $369,157
  Year ended 12/31/04......................             --            20.80         13.04            482,868
  Year ended 12/31/03......................             --            18.40         47.79            414,590
  Year ended 12/31/02......................             --            12.45        (29.54)           240,063
  Year ended 12/31/01......................         (11.63)           17.67         (6.52)           355,015
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05......................        $    --           $34.78         14.45%          $298,410
  Year ended 12/31/04......................             --            30.39          8.19            380,336
  Year ended 12/31/03......................             --            28.09         34.72            382,289
  Year ended 12/31/02......................             --            20.85        (33.91)           271,373
  Year ended 12/31/01......................          (1.19)           31.55        (15.93)           443,209

                                                                   RATIOS/SUPPLEMENTAL DATA
                                                -----------------------------------------------
                                                                    RATIO OF NET
                                                                     INVESTMENT
                                                RATIO OF EXPENSES   INCOME (LOSS)  PORTFOLIO
                                                   TO AVERAGE        TO AVERAGE    TURNOVER
                                                   NET ASSETS        NET ASSETS      RATE
                                                -----------------   ------------    -------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.81%              0.10%        257.14%
  Year ended 12/31/04......................          0.86               0.21         194.25
  Year ended 12/31/03......................          0.85              (0.05)        167.53
  Year ended 12/31/02......................          0.85              (0.01)        238.03
  Year ended 12/31/01......................          0.81               0.03          87.79
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.91%             (0.43)%       97.11%
  Year ended 12/31/04......................          0.97              (0.72)        135.33
  Year ended 12/31/03......................          0.97              (0.70)        146.69
  Year ended 12/31/02......................          0.97              (0.69)        111.82
  Year ended 12/31/01......................          0.92              (0.27)        181.80
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.75%              1.08%        103.93%
  Year ended 12/31/04......................          0.78               0.97          96.49
  Year ended 12/31/03......................          0.78               0.60         175.67
  Year ended 12/31/02......................          0.79               0.25         276.12
  Year ended 12/31/01......................          0.72               0.52         110.04
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.81%              1.29%        218.77%
  Year ended 12/31/04......................          0.87               1.41         177.66
  Year ended 12/31/03......................          0.87               1.60         135.67
  Year ended 12/31/02......................          0.87               2.16         188.76
  Year ended 12/31/01......................          0.85               2.53          62.93
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.86%             (0.45)%       226.14%
  Year ended 12/31/04......................          0.92              (0.62)        229.17
  Year ended 12/31/03......................          0.93              (0.70)        196.43
  Year ended 12/31/02......................          0.93              (0.56)        323.83
  Year ended 12/31/01......................          0.88              (0.45)        130.11
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05......................          0.91%             (0.08)%       130.14%
  Year ended 12/31/04......................          0.97              (0.14)        182.41
  Year ended 12/31/03......................          0.97              (0.36)        161.71
  Year ended 12/31/02......................          0.96              (0.49)        203.05
  Year ended 12/31/01......................          0.92               0.00         103.03
----------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED














THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.








              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                                    A POOLED FUNDING VEHICLE FOR:
                                    o VARIABLE ANNUITY CONTRACTS
                                    o VARIABLE LIFE INSURANCE POLICIES
                                    o QUALIFIED PENSION PLANS
                                    o QUALIFIED RETIREMENT PLANS


                                                                  PROSPECTUS

                                                                 MAY 1, 2006




                               ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                      ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                             ALGER AMERICAN GROWTH PORTFOLIO
                                           ALGER AMERICAN BALANCED PORTFOLIO
                                   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                                    ALGER AMERICAN INCOME & GROWTH PORTFOLIO



As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             [Logo graphic omitted]

                                   THE ALGER
                               AMERICAN FUND
                              CLASS S SHARES







                                  PROSPECTUS

                                 MAY 1, 2006



                               TABLE OF CONTENTS



2 ........... Risk/Return Summary: Investments,
              Risks & Performance
      2 ..... Investments
              Alger American Small
                Capitalization Portfolio ........2
              Alger American MidCap
                Growth Portfolio ................2
              Alger American Growth Portfolio....2
              Alger American Balanced Portfolio .2
              Alger American Leveraged
                AllCap Portfolio ................3
              Alger American Income &
                Growth Portfolio.................3
3 ........... Principal Risks
              Alger American Small
                Capitalization Portfolio ........4
              Alger American MidCap
                Growth Portfolio ................4
              Alger American
                Growth Portfolio ................4
              Alger American
                Balanced Portfolio ..............4
              Alger American Leveraged
                AllCap Portfolio ................4
              Alger American Income &
                Growth Portfolio ................5
5 ............Performance
              Alger American Small
                Capitalization Portfolio ........5
              Alger American MidCap
                Growth Portfolio ................5
              Alger American Growth Portfolio....6
              Alger American Balanced Portfolio..6
              Alger American Leveraged
                AllCap Portfolio ................6
              Alger American Income &
                Growth Portfolio ................6
7.............Fees and Expenses
9.............Management and Organization
11............Shareholder Information
              Distributor .......................11
              Transfer Agent ....................11
              Net Asset Value ...................11
              Dividends and Distributions........11
              Classes of Fund Shares ............11
              Purchasing and Redeeming
                Fund Shares .....................11
              Market Timing Policies and
                Procedures  .....................12
              Disclosure of Portfolio Holdings ..12
              Other Information .................12
14............Financial Highlights
Back Cover:   How to obtain more information

[Graphic omitted]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


   Some portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.


All of the portfolios may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

The Alger American Small Capitalization Portfolio seeks long-term capital appreciation.


APPROACH


The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small- capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO


GOAL

The Alger American MidCap Growth Portfolio seeks long-term capital appreciation.


APPROACH


The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion.



ALGER AMERICAN GROWTH PORTFOLIO

GOAL

The Alger American Growth Portfolio seeks long-term capital appreciation.


APPROACH


The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.



ALGER AMERICAN BALANCED PORTFOLIO

GOAL

The Alger American Balanced Portfolio seeks current income and long-term capital appreciation.


APPROACH


The portfolio focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.



ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.


APPROACH


Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.


APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.



[Graphic omitted]

PRINCIPAL RISKS



RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS AND THE EQUITY
PORTION OF THE ALGER AMERICAN BALANCED PORTFOLIO


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific portfolio because of its investment approach.


To the extent that a portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.


o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:

o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited product lines or financial resources.


o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO:

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


RISKS APPLICABLE TO ALGER AMERICAN
BALANCED PORTFOLIO

The primary risks arising from the fixed-income portion of the portfolio are:


o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise.

o the potential for a decline in the value of the portfolio's securities in the event of an issuer's falling credit rating or actual default.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the portfolio will be forced to reinvest the proceeds in a lower-yielding security.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the portfolio.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the portfolio.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

The primary risks for the equity portion of the portfolio are those summarized above in "Risks Applicable to All Equity Portfolios and the Equity Portion of the Alger American Balanced Portfolio."

This  portfolio may appeal to investors who seek some long term capital  growth,
while  also  maintaining   exposure  to  more   conservative,   income-producing
fixed-income investments.


ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risks apply:


o smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed.


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISK APPLICABLE TO ALGER AMERICAN
INCOME &GROWTH PORTFOLIO:

In addition to the risks described in "Risks Applicable to All Equity Funds and the Equity Portion of the Alger American Balanced Portfolio," the following risk applies:

o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.



[Graphic omitted]

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of an investment in a portfolio by showing changes in each portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.


o Russell 2000 Growth Index:An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds. Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to all indexes presented.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 (%)
Class S

[The following data represents a graph in the printed piece]


                      42.00  16.29  16.59
                        03    04     05


Best Quarter:      16.31%     Q2    2003
Worst Quarter:     -7.21%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Small
  Capitalization             16.59%           10.95%
Russell 2000
  Growth Index                4.15%            7.98%



ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 (%)
Class S


[The following data represents a graph in the printed piece]

                        47.47  12.79  9.54
                         03      04    05


Best Quarter:      20.62%     Q2    2003
Worst Quarter:     -8.13%     Q3    2004


Average Annual Total Return as of December 31, 2005
Class S
                                                 Since
                                               Inception
                              1 Year           (5/1/02)
--------------------------------------------------------------------------
American MidCap Growth         9.54%             8.66%
Russell Midcap Growth Index   12.11%            10.48%

ALGER AMERICAN GROWTH PORTFOLIO

Annual Total Return as of December 31 (%)
Class S

[The following data represents a graph in the printed piece]

                       34.82  5.24  11.71
                         03    04     05


Best Quarter:      17.23%     Q2    2003
Worst Quarter:     -7.50%     Q3    2004


Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Growth             11.71%             4.42%
Russell 1000
  Growth Index               5.27%             4.38%



ALGER AMERICAN BALANCED PORTFOLIO

Annual Total Return as of December 31 (%)
Class S

[The following data represents a graph in the printed piece]

                       18.73  4.27  8.15
                         03    04    05


Best Quarter:      10.26%     Q2    2003
Worst Quarter:     -3.53%     Q3    2004


Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                             1 Year          (5/1/02)
--------------------------------------------------------------------------------
American Balanced                8.15%            5.76%
Russell 1000
   Growth Index                  5.27%            4.38%
Lehman Brothers Gov't/
   Credit Bond Index             2.36%            5.61%


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

Annual Total Return as of December 31 (%)
Class S

[The following data represents a graph in the printed piece]

                       34.23  7.90  14.15
                         03    04     05


Best Quarter:      16.42%     Q2    2003
Worst Quarter:     -9.83%     Q3    2004


Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Leveraged
  AllCap                    14.15%             5.33%
Russell 3000
  Growth Index               5.17%             4.58%


ALGER AMERICAN INCOME & GROWTH PORTFOLIO

Annual Total Return as of December 31 (%)
Class S


[The following data represents a graph in the printed piece]

                       29.63  7.47  3.27
                         03    04    05


Best Quarter:      16.13%     Q2    2003
Worst Quarter:     -6.22%     Q3    2004


Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American
  Income & Growth             3.27%            2.42%
Russell 1000
  Growth Index                5.27%            4.38%



The Fund also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolios. The numbers below are based on each portfolio's expenses during its fiscal year ended December 31, 2005.


                                            ANNUAL FUND OPERATING EXPENSES
                                             (EXPENSES THAT ARE DEDUCTED
                                                  FROM FUND ASSETS)
                      SHAREHOLDER
                          FEES                   DISTRI-            TOTAL ANNUAL
                       (FEES PAID      MANAGE-   BUTION                  FUND
                      DIRECTLY FROM     MENT     (12B-1)    OTHER     OPERATING
                    YOUR INVESTMENT)    FEES      FEES     EXPENSES   EXPENSES
--------------------------------------------------------------------------------

ALGER AMERICAN SMALL        None       .85%        .25%        .05%        1.15%
CAPITALIZATION
PORTFOLIO

ALGER AMERICAN              None       .80%        .25%        .06%        1.11%
MIDCAP GROWTH
PORTFOLIO

ALGER AMERICAN              None       .75%        .25%        .05%        1.05%
GROWTH
PORTFOLIO

ALGER AMERICAN              None       .75%        .25%        .06%        1.06%
BALANCED PORTFOLIO

ALGER AMERICAN              None       .85%        .25%        .06%        1.16%
LEVERAGED ALLCAP
PORTFOLIO

ALGER AMERICAN              None       .625%       .25%        .125%       1.00%
INCOME &GROWTH
PORTFOLIO



EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 Year    3 Years    5 Years      10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN SMALL       $117       $365       $633        $1,398
  CAPITALIZATION
  PORTFOLIO

  ALGER AMERICAN             $113       $353       $612        $1,352
  MIDCAP GROWTH
  PORTFOLIO

  ALGER AMERICAN             $107       $334       $579        $1,283
  GROWTH
  PORTFOLIO

  ALGER AMERICAN             $108       $337       $585        $1,294
  BALANCED
  PORTFOLIO

  ALGER AMERICAN             $118       $368       $638        $1,409
  LEVERAGED ALLCAP
  PORTFOLIO

  ALGER AMERICAN             $102       $318       $552        $1,225
  INCOME & GROWTH
  PORTFOLIO



The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

SECURITIES RATINGS


Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Alger American Balanced Portfolio may invest in such lower-rated securities to achieve higher yields, but only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. A portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.


Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[Graphic omitted]


MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each portfolio since its inception. Pursuant to investment management contracts with the portfolios and subject to the supervision of the Board of Trustees, the Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. A discussion of the Trustees' basis for approving each investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth and Balanced Portfolios--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.


o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, manager of the Growth Portfolio since September 2004, co-manager of the Growth Portfolio from September 2001 to September 2004, co-manager of the Balanced Portfolio from September 2001 to September 2003, and co-manager of the Income & Growth Portfolio since September 2003 (and manager prior thereto from September 2001), has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of the Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced and Income & Growth Portfolios since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, co-manager of the Balanced Portfolio since December 2004, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2004 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, # and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic omitted]

SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


                NAV (NET ASSET  VALUE) OF A CLASS OF SHARES IS
             COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
               CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                    NUMBER OF OUTSTANDING SHARES OF THE CLASS.


DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.


CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING FUND SHARES


Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of the portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the applicable portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in Fund shares through your retirement plan.

[Graphic omitted]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                            INCOME FROM INVESTMENT OPERATIONS                 LESS DIVIDENDS AND DISTRIBUTIONS
                                            ---------------------------------                  ------------------------------

                                 NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                                   VALUE                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                                BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                                 OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                                ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN
GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .........    $35.12       $ 0.03           $  4.17$            4.20            $(0.08)          $  --
  Year ended 12/31/04 .........     33.29         0.07              1.76             1.83              --                --
  Year ended 12/31/03 .........     24.63        (0.02)             8.68             8.66              --                --
  Year ended 12/31/02 .........     36.77        (0.01)           (12.12)          (12.13)            (0.01)             --
  Year ended 12/31/01 .........     47.27         0.01             (4.88)           (4.87)            (0.10)          (5.53)
  Year ended 12/31/05 .........    $34.92       $(0.06)          $  4.14          $  4.08            $(0.04)          $  --
  Year ended 12/31/04 .........     33.18         0.06              1.68             1.74              --                --
  Year ended 12/31/03 .........     24.61        (0.05)             8.62             8.57              --                --
  Eight months ended
     12/31/02(i)(ii) ..........     33.28        (0.01)            (8.66)           (8.67)             --                --
ALGER AMERICAN SMALL
CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .........    $20.26       $(0.20)          $  3.62          $  3.42            $ --             $  --
  Year ended 12/31/04 .........     17.38        (0.27)             3.15             2.88              --                --
  Year ended 12/31/03 .........     12.21        (0.15)             5.32             5.17              --                --
  Year ended 12/31/02 .........     16.55        (0.11)            (4.23)           (4.34)             --                --
  Year ended 12/31/01 .........     23.49        (0.03)            (6.90)           (6.93)            (0.01)             --
  CLASS S
  year ended 12/31/05 .........    $20.13       $(0.06)          $  3.40          $  3.34            $ --             $  --
  Year ended 12/31/04 .........     17.31        (0.08)             2.90             2.82              --                --
  Year ended 12/31/03 .........     12.19        (0.15)             5.27             5.12              --                --
  Eight months ended
     12/31/02(i)(ii) ..........     16.02        (0.08)            (3.75)           (3.83)             --                --
ALGER AMERICAN INCOME
AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .........    $10.05       $ 0.13           $  0.21          $  0.34            $(0.11)          $  --
  Year ended 12/31/04 .........      9.37         0.10              0.63             0.73             (0.05)             --
  Year ended 12/31/03 .........      7.24         0.05              2.11             2.16             (0.03)             --
  Year ended 12/31/02 .........     10.57         0.02             (3.29)           (3.27)            (0.06)             --
  Year ended 12/31/01 .........     13.26         0.05             (1.86)           (1.81)            (0.05)          (0.83)
  CLASS S
  Year ended 12/31/05 .........    $10.08       $ 0.07           $  0.25          $  0.32            $(0.08)          $  --
  Year ended 12/31/04 .........      9.41         0.07              0.63             0.70             (0.03)             --
  Year ended 12/31/03 .........      7.27         0.03              2.12             2.15             (0.01)             --
  Eight months ended
     12/31/02(i)(ii) ..........      9.58         0.01             (2.32)           (2.31)               --              --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         RATIOS/SUPPLEMENTAL DATA
                                                                            --------------------------------------------------
                                                                                                RATIO OF NET
                                                                                                 INVESTMENT
                            NET ASSET                        NET ASSETS,      RATIO OF EXPENSES INCOME (LOSS)        PORTFOLIO
            TOTAL          VALUE, END                       END OF PERIOD        TO AVERAGE      TO AVERAGE          TURNOVER
         DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)       NET ASSETS      NET ASSETS            RATE
         ------------       ---------       ------------   ---------------    ----------------- ------------          -------



           $(0.08)           $39.24             12.00%         $  839,841           0.81%            0.10%           257.14%
               --             35.12              5.50           1,028,652           0.86             0.21            194.25
               --             33.29             35.16           1,115,959           0.85            (0.05)           167.53
            (0.01)            24.63            (32.99)            874,914           0.85            (0.01)           238.03
            (5.63)            36.77            (11.81)          1,540,327           0.81             0.03             87.79

           $(0.04)           $38.96             11.71%          $  14,250           1.05%           (0.15)%          257.14%
               --             34.92              5.24               9,323           1.11             0.27            194.25
               --             33.18             34.82               1,726           1.10            (0.16)           167.53

               --             24.61            (26.05)                 19           1.10            (0.13)           238.03



           $   --            $23.68             16.88%         $  509,855           0.91%           (0.43)%           97.11%
               --             20.26             16.57             484,760           0.97            (0.72)           135.33
               --             17.38             42.34             496,076           0.97            (0.70)           146.69
               --             12.21            (26.22)            376,550           0.97            (0.69)           111.82
            (0.01)            16.55            (29.51)            517,364           0.92            (0.27)           181.80

            $   --           $23.47             16.59%  $          42,168           1.15%            (0.67)%          97.11%
                --            20.13             16.29              21,809           1.22            (0.98)           135.33
                --            17.31             42.00               4,556           1.23            (1.02)           146.69

                --            12.19            (23.91)                  7           1.20            (0.87)           111.82



            $(0.11)          $10.28              3.44%         $   76,770           0.75%            1.08%           103.93%
             (0.05)           10.05              7.85              93,554           0.78             0.97             96.49
             (0.03)            9.37             29.84             101,255           0.78             0.60            175.67
             (0.06)            7.24            (31.10)             85,066           0.79             0.25            276.12
             (0.88)           10.57            (14.32)            144,006           0.72             0.52            110.04

            $(0.08)          $10.32              3.27%            $    11           1.00%            0.83%           103.93%
             (0.03)           10.08              7.47                  11           1.04             0.76             96.49
             (0.01)            9.41             29.63                  10           1.01             0.35            175.67

                --             7.27            (24.11)                  7           1.05             0.16            276.12



                                              INCOME FROM INVESTMENT OPERATIONS                 LESS DIVIDENDS AND DISTRIBUTIONS
                                              ---------------------------------                  ------------------------------

                                   NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                                     VALUE                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                                  BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                                   OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                                  ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN
BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 ..........   $13.55         $ 0.20           $  0.92$            1.12            $(0.23)          $   --
  Year ended 12/31/04 ..........    13.16           0.19              0.40             0.59             (0.20)              --
  Year ended 12/31/03 ..........    11.29           0.19              1.94             2.13             (0.26)              --
  Year ended 12/31/02 ..........    13.08           0.20             (1.79)           (1.59)            (0.20)              --
  Year ended 12/31/01 ..........    13.77           0.18             (0.43)           (0.25)            (0.20)           (0.24)
  CLASS S
  Year ended 12/31/05 ..........   $13.71         $ 0.14           $  0.96          $  1.10            $(0.20)          $   --
  Year ended 12/31/04 ..........    13.34           0.17              0.39             0.56             (0.19)              --
  Year ended 12/31/03 ..........    11.47           0.23              1.90             2.13             (0.26)              --
  Eight months ended
     12/31/02(i)(ii) ...........    12.50           0.02             (1.05)           (1.03)               --               --
ALGER AMERICAN MIDCAP
GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ..........   $20.80         $(0.31)          $  2.22          $  1.91            $   --          $ (0.81)
  Year ended 12/31/04 ..........    18.40          (0.11)             2.51             2.40                --               --
  Year ended 12/31/03 ..........    12.45          (0.05)             6.00             5.95                --               --
  Year ended 12/31/02 ..........    17.67          (0.10)            (5.12)           (5.22)               --               --
  Year ended 12/31/01 ..........    30.62          (0.09)(iii)       (1.23)           (1.32)               --           (11.63)
  CLASS S
  Year ended 12/31/05 ..........   $20.67         $(0.07)          $  1.91          $  1.84            $   --          $ (0.81)
  Year ended 12/31/04 ..........    18.33          (0.15)(iii)        2.49             2.34                --               --
  Year ended 12/31/03 ..........    12.43          (0.14)             6.04             5.90                --               --
  Eight months ended
     12/31/02(i)(ii) ...........    16.69          (0.07)            (4.19)           (4.26)               --               --
ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 ..........   $30.39         $(0.21)          $  4.60$            4.39            $   --           $   --
  Year ended 12/31/04 ..........    28.09          (0.07)             2.37             2.30                --               --
  Year ended 12/31/03 ..........    20.85          (0.07)             7.31             7.24                --               --
  Year ended 12/31/02 ..........    31.55          (0.14)           (10.56)          (10.70)               --               --
  Year ended 12/31/01 ..........    38.80           0.00(iii)        (6.06)           (6.06)               --            (1.19)
  CLASS S
  Year ended 12/31/05 ..........   $30.17         $(0.08)          $  4.35          $  4.27            $   --           $   --
  Year ended 12/31/04 ..........    27.96          (0.04)             2.25             2.21                --               --
  Year ended 12/31/03 ..........    20.83          (0.16)             7.29             7.13                --               --
  Eight months ended
     12/31/02(i)(ii) ...........    28.46          (0.02)            (7.61)           (7.63)               --               --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        RATIOS/SUPPLEMENTAL DATA
                                                                            -------------------------------------------------
                                                                                               RATIO OF NET
                                                                                                INVESTMENT
                           NET ASSET                        NET ASSETS,      RATIO OF EXPENSES INCOME (LOSS)        PORTFOLIO
           TOTAL          VALUE, END                       END OF PERIOD        TO AVERAGE      TO AVERAGE          TURNOVER
        DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)       NET ASSETS      NET ASSETS            RATE
        ------------       ---------       ------------   ---------------    ----------------- ------------          -------

           $(0.23)          $14.44              8.42%       $  292,412             0.81%            1.29%           218.77%
            (0.20)           13.55              4.57           309,744             0.87             1.41            177.66
            (0.26)           13.16             19.03           308,990             0.87             1.60            135.67
            (0.20)           11.29            (12.29)          254,290             0.87             2.16            188.76
            (0.44)           13.08             (1.93)          224,959             0.85             2.53             62.93

           $(0.20)          $14.61              8.15%       $   43,583             1.06%            1.05%           218.77%
            (0.19)           13.71              4.27            44,435             1.12             1.20            177.66
            (0.26)           13.34             18.73            28,680             1.11             1.25            135.67

               --            11.47             (8.24)              494             1.17             1.67            188.76



           $(0.81)          $21.90              9.82%         $369,157             0.86%           (0.45)%          226.14%
               --            20.80             13.04           482,868             0.92            (0.62)           229.17
               --            18.40             47.79           414,590             0.93            (0.70)           196.43
               --            12.45            (29.54)          240,063             0.93            (0.56)           323.83
           (11.63)           17.67             (6.52)          355,015             0.88            (0.45)           130.11

          $ (0.81)          $21.70              9.54%        $  10,810             1.11%           (0.70)%          226.14%
               --            20.67             12.77             4,636             1.17            (0.82)           229.17
               --            18.33             47.47                43             1.18            (0.94)           196.43

               --            12.43            (25.52)                8             1.19            (0.75)           323.83



               --            $34.78             14.45%         $298,410             0.91%           (0.08)%          130.14%
               --             30.39              8.19           380,336             0.97            (0.14)           182.41
               --             28.09             34.72           382,289             0.97            (0.36)           161.71
               --             20.85            (33.91)          271,373             0.96            (0.49)           203.05
            (1.19)            31.55            (15.93)          443,209             0.92             0.00            103.03

           $   --            $34.44             14.15%        $  17,887             1.16%           (0.33)%          130.14%
               --             30.17              7.90            13,772             1.22            (0.31)           182.41
               --             27.96             34.23             7,328             1.21            (0.63)           161.71

               --             20.83            (26.81)          281                 1.32            (0.92)           203.05
----------------------------------------------------------------------------------------------------------------------------------


(i) Ratios have been annualized; total return has not been annualized.


(ii) Commenced operations May 1, 2002.


(iii) Amount was computed based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480 Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED










THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.






              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                                                        THE ALGER AMERICAN FUND
                                                            CLASS O SHARES





                                    A POOLED FUNDING VEHICLE FOR:
                                    o VARIABLE ANNUITY CONTRACTS
                                    o VARIABLE LIFE INSURANCE POLICIES
                                    o QUALIFIED PENSION PLANS
                                    o QUALIFIED RETIREMENT PLANS


                                                                      PROSPECTUS

                                                                     MAY 1, 2006


                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO
                                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
                                         ALGER AMERICAN INCOME &GROWTH PORTFOLIO







As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND
                                                                  CLASS O SHARES







                                                                      PROSPECTUS

                                                                     MAY 1, 2006

TABLE OF CONTENTS



2 ........... Risk/Return Summary: Investments, Risks & Performance


      2 ..... Investments

              Alger American Small
                Capitalization Portfolio ..................... 2
              Alger American MidCap
                Growth Portfolio ............................. 2
              Alger American Growth Portfolio ................ 2
              Alger American Leveraged
                AllCap Portfolio ............................. 2
              Alger American Income &
                Growth Portfolio ............................. 2

      3 ..... Principal Risks
              Alger American Small
                Capitalization Portfolio ..................... 3
              Alger American MidCap
                Growth Portfolio ............................. 3
              Alger American Growth Portfolio ................ 3
              Alger American Leveraged
                AllCap Portfolio ............................. 3
              Alger American Income &
                Growth Portfolio ............................. 4

      4 ..... Performance
              Alger American Small
                Capitalization Portfolio ..................... 4
              Alger American MidCap
                Growth Portfolio ............................. 4
              Alger American Growth Portfolio ................ 5
              Alger American Leveraged
                AllCap Portfolio ............................. 5
              Alger American Income &
                Growth Portfolio ............................. 5

6 ........... Fees and Expenses
7 ........... Management and Organization
9 ........... Shareholder Information

              Distributor .................................... 9
              Transfer Agent ................................. 9
              Net Asset Value ................................ 9
              Dividends and Distributions .................... 9

              Classes of Fund Shares ......................... 10
              Purchasing and Redeeming
                Fund Shares .................................. 10
              Market Timing Policies
                and Procedures ............................... 10
              Disclosure of Portfolio Holdings ............... 10
              Other Information .............................. 11

12 .......... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Some portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares. All of the portfolios may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH


The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH


The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion.


ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.

APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER AMERICAN INCOME &GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN INCOME & GROWTH PORTFOLIO PRIMARILY SEEKS TO PROVIDE A HIGH LEVEL OF DIVIDEND INCOME; ITS SECONDARY GOAL IS TO PROVIDE CAPITAL APPRECIATION.

APPROACH

The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

[GRAPHIC OMITTED]

PRINCIPAL RISKS


RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific portfolio because of its investment approach.


To the extent that a portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.


ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply:


o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply:


o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO:


The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply: n smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.


o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value could decrease more quickly than if the portfolio had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISK APPLICABLE TO ALGER AMERICAN
INCOME &GROWTH PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risk applies:


o the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of an investment in a portfolio by showing changes in each portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.


o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

 4.18   11.39   15.53   43.42   -27.20  -29.51  -26.22   42.34    16.57   16.88
--------------------------------------------------------------------------------
  96      97      98      99      00      01      02       03       04      05

Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2005
Class O                                        Since
                                             Inception

                                          1 Year   5 Years   10 Years  (9/21/88)
--------------------------------------------------------------------------------
American Small Capitalization             16.88%     0.17%     3.51%     11.16%
Russell 2000 Growth Index                  4.15%     2.28%     4.68%      7.87%
--------------------------------------------------------------------------------

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

11.90    15.01   30.30    31.85   9.18   -6.52    -29.54    47.79   13.04   9.82
--------------------------------------------------------------------------------
  96       97      98       99     00      01       02        03      04     05


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -18.60%     Q3     2002

Average Annual Total Return as of December 31, 2005
Class O

                                                                         Since
                                                                       Inception
                                           1 Year    5 Years  10 Years  (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth                      9.82%     3.86%    11.30%    14.81%
Russell Midcap Growth Index                12.11%     1.38%     9.27%    10.73%

--------------------------------------------------------------------------------

ALGER AMERICAN GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

13.35   25.75   48.07   33.74   -14.77    -11.81   -32.99   35.16   5.50   12.00
--------------------------------------------------------------------------------
  96      97      98      99       00        01       02      03     04     05

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -20.20%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O
                                                                         Since
                                                                       Inception
                                           1 Year    5 Years  10 Years  (1/9/89)
--------------------------------------------------------------------------------
American Growth                            12.00%    -1.15%     8.54%    12.89%
Russell 1000 Growth Index                   5.27%    -3.58%     6.73%    10.55%

--------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

12.04   19.68    57.83   78.06   -24.83   -15.93   -33.91   34.72   8.19   14.45
--------------------------------------------------------------------------------
96       97       98       99       00       01       02      03     04     05

Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2005
Class O
                                                                         Since
                                                                       Inception
                                          1 Year   5 Years   10 Years  (1/25/95)
--------------------------------------------------------------------------------
American Leveraged AllCap                 14.45%    -1.51%    10.13%     14.92%
Russell 3000 Growth Index                  5.17%    -3.17%     6.47%      8.83%

--------------------------------------------------------------------------------

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

19.68   36.29   32.39   42.45   -1.27    -14.32    -31.10    29.84   7.85   3.44
--------------------------------------------------------------------------------
  96      97      98      99      00       01        02        03     04     05

Best Quarter:       35.96%    Q4      1999
Worst Quarter:     -19.33%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O
                                                                         Since
                                                                       Inception
                                          1 Year   5 Years  10 Years  (11/15/88)
--------------------------------------------------------------------------------
American Income & Growth                   3.44%    -3.08%    10.01%    10.07%
Russell 1000 Growth Index                  5.27%    -3.58%     6.73%    10.68%

--------------------------------------------------------------------------------

The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios. The numbers shown below are based on each portfolio's expenses during its fiscal year ended December 31, 2005.


                                       ANNUAL FUND OPERATING
                                       EXPENSES
                                       (expenses that are deducted
                                       from fund assets)
                                     -------------------------------------------
                    SHAREHOLDER FEES            Distri-
                    (fees paid         Manage-  bution              TOTAL ANNUAL
                    directly from      ment     (12B-1)  Other      FUND OPERAT-
                    your investment)   Fees     Fees     Expenses   ING EXPENSES
================================================================================
ALGER AMERICAN SMALL     None          .85%       None    .06%         .91%
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN           None          .80%       None    .06%         .86%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN           None          .75%       None    .06%         .81%
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN           None          .85%       None    .06%         .91%
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN           None         .625%       None    .125%        .75%
INCOME &GROWTH
PORTFOLIO
--------------------------------------------------------------------------------


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN SMALL                   $  93     $ 290     $ 504     $1,120
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                         $  88     $ 274     $ 477     $1,061
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                         $  83     $ 259     $ 450     $1,002
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                         $  93     $ 290     $ 504     $1,120
  LEVERAGED ALLCAP
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                         $  77     $ 240     $ 417     $ 930
  INCOME &GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS


OPTIONS


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market or economic conditions, each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. A portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each portfolio since its inception. Pursuant to investment management contracts with the portfolios and subject to the supervision of the Board of Trustees, the Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. A discussion of the Trustees' basis for approving each investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%; Income & Growth Portfolio--.625%.

PORTFOLIO  MANAGERS

Fred M. Alger III is the chief market strategist for the portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the portfolios prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, manager of the Growth Portfolio since September 2004, co-manager of the Growth Portfolio from September 2001 to September 2004, and co-manager of the Income & Growth Portfolio since September 2003 (and manager prior thereto from September 2001), has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and SeniorAnalyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.


o Mr. Collins, co-manager of the Income & Growth Portfolio since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since September 2004, as an Analyst from October 2001 to December 2004, and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.


LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the
Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                               CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES


Each of the portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of the portfolios.


The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the applicable portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in Fund shares through your retirement plan.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------                ------------------------------


                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED    TOTAL FROM     DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT     NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS         INCOME           GAINS
                                         ----------- --------------   ---------------  ------------    --------------    -----------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $35.12        $ 0.03           $  4.17        $  4.20           $(0.08)         $    --
  Year ended 12/31/04 .................     33.29          0.07              1.76           1.83               --               --
  Year ended 12/31/03 .................     24.63         (0.02)             8.68           8.66               --               --
  Year ended 12/31/02 .................     36.77         (0.01)           (12.12)        (12.13)           (0.01)              --
  Year ended 12/31/01 .................     47.27          0.01             (4.88)         (4.87)           (0.10)           (5.53)

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $20.26        $(0.20)          $  3.62        $  3.42           $   --          $    --
  Year ended 12/31/04 .................     17.38         (0.27)             3.15           2.88               --               --
  Year ended 12/31/03 .................     12.21         (0.15)             5.32           5.17               --               --
  Year ended 12/31/02 .................     16.55         (0.11)            (4.23)         (4.34)              --               --
  Year ended 12/31/01 .................     23.49         (0.03)            (6.90)         (6.93)           (0.01)              --

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $10.05        $ 0.13           $  0.21        $  0.34           $(0.11)         $    --
  Year ended 12/31/04 .................      9.37          0.10              0.63           0.73            (0.05)              --
  Year ended 12/31/03 .................      7.24          0.05              2.11           2.16            (0.03)              --
  Year ended 12/31/02 .................     10.57          0.02             (3.29)         (3.27)           (0.06)              --
  Year ended 12/31/01 .................     13.26          0.05             (1.86)         (1.81)           (0.05)           (0.83)

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $20.80        $(0.31)          $  2.22        $  1.91           $   --          $ (0.81)
  Year ended 12/31/04 .................     18.40         (0.11)             2.51           2.40               --               --
  Year ended 12/31/03 .................     12.45         (0.05)             6.00           5.95               --               --
  Year ended 12/31/02 .................     17.67         (0.10)            (5.12)         (5.22)              --               --
  Year ended 12/31/01 .................     30.62         (0.09)(I)         (1.23)         (1.32)              --           (11.63)

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $30.39        $(0.21)          $  4.60        $  4.39           $   --          $    --
  Year ended 12/31/04 .................     28.09         (0.07)             2.37           2.30               --               --
  Year ended 12/31/03 .................     20.85         (0.07)             7.31           7.24               --               --
  Year ended 12/31/02 .................     31.55         (0.14)           (10.56)        (10.70)              --               --
  Year ended 12/31/01 .................     38.80          0.00(I)          (6.06)         (6.06)              --            (1.19)

------------------------------------------------------------------------------------------------------------------------------------
(i) Amount was computed based on average shares outstanding during the year.

                                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                               -------------------------------------
                                                                                                           RATIO OF NET
                                                                                                RATIO OF    INVESTMENT
                                                      NET ASSET                NET ASSETS,      EXPENSES   INCOME (LOSS)   PORTFOLIO
                                         TOTAL       VALUE, END    TOTAL      END OF PERIOD    TO AVERAGE    TO AVERAGE     TURNOVER
                                      DISTRIBUTIONS   OF PERIOD    RETURN    (000'S OMITTED)   NET ASSETS    NET ASSETS       RATE
                                      ------------    ---------   --------   ---------------   ----------  -------------   ---------
ALGER AMERICAN GROWTH PORTFOLIO CLASS O
  Year ended 12/31/05 .................  $(0.08)       $39.24       12.00%    $  839,841          0.81%        0.10%        257.14%
  Year ended 12/31/04 .................      --         35.12        5.50      1,028,652          0.86         0.21         194.25
  Year ended 12/31/03 .................      --         33.29       35.16      1,115,959          0.85        (0.05)        167.53
  Year ended 12/31/02 .................   (0.01)        24.63      (32.99)       874,914          0.85        (0.01)        238.03
  Year ended 12/31/01 .................   (5.63)        36.77      (11.81)     1,540,327          0.81         0.03          87.79

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................  $   --        $23.68       16.88%    $  509,855          0.91%       (0.43)%        97.11%
  Year ended 12/31/04 .................      --         20.26       16.57        484,760          0.97        (0.72)        135.33
  Year ended 12/31/03 .................      --         17.38       42.34        496,076          0.97        (0.70)        146.69
  Year ended 12/31/02 .................      --         12.21       (26.22)      376,550          0.97        (0.69)        111.82
  Year ended 12/31/01 .................   (0.01)        16.55       (29.51)      517,364          0.92        (0.27)        181.80

ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................  $(0.11)       $10.28        3.44%    $   76,770          0.75%        1.08%        103.93%
  Year ended 12/31/04 .................   (0.05)        10.05        7.85         93,554          0.78         0.97          96.49
  Year ended 12/31/03 .................   (0.03)         9.37       29.84        101,255          0.78         0.60         175.67
  Year ended 12/31/02 .................   (0.06)         7.24      (31.10)        85,066          0.79         0.25         276.12
  Year ended 12/31/01 .................   (0.88)        10.57      (14.32)       144,006          0.72         0.52         110.04

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................  $(0.81)       $21.90        9.82%    $  369,157          0.86%       (0.45)%       226.14%
  Year ended 12/31/04 .................      --         20.80       13.04        482,868          0.92        (0.62)        229.17
  Year ended 12/31/03 .................      --         18.40       47.79        414,590          0.93        (0.70)        196.43
  Year ended 12/31/02 .................      --         12.45      (29.54)       240,063          0.93        (0.56)        323.83
  Year ended 12/31/01 .................  (11.63)        17.67       (6.52)       355,015          0.88        (0.45)        130.11

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................  $   --        $34.78       14.45%    $  298,410          0.91%       (0.08)%       130.14%
  Year ended 12/31/04 .................      --         30.39        8.19        380,336          0.97        (0.14)        182.41
  Year ended 12/31/03 .................      --         28.09       34.72        382,289          0.97        (0.36)        161.71
  Year ended 12/31/02 .................      --         20.85      (33.91)       271,373          0.96        (0.49)        203.05
  Year ended 12/31/01 .................   (1.19)        31.55      (15.93)       443,209          0.92         0.00         103.03

------------------------------------------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES




                       A POOLED FUNDING VEHICLE FOR:
                       o VARIABLE ANNUITY CONTRACTS
                       o VARIABLE LIFE INSURANCE POLICIES
                       o QUALIFIED PENSION PLANS
                       o QUALIFIED RETIREMENT PLANS

                                                                      PROSPECTUS

                                                                     MAY 1, 2006

                                   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
                                          ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
                                                 ALGER AMERICAN GROWTH PORTFOLIO
                                       ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND

                                                                  CLASS O SHARES

                                                                      PROSPECTUS

                                                                     MAY 1, 2006



TABLE OF CONTENTS

--------------------------------------------------------------------------------

2 ........... Risk/Return Summary: Investments, Risks & Performance

      2 ..... Investments

              Alger American Small
                Capitalization Portfolio ..................... 2
              Alger American MidCap
                Growth Portfolio ............................. 2
              Alger American Growth Portfolio ................ 2
              Alger American Leveraged
                AllCap Portfolio ............................. 2

      3 ..... Principal Risks

              Alger American Small
                Capitalization Portfolio ..................... 3
              Alger American MidCap
                Growth Portfolio ............................. 3
              Alger American Growth Portfolio ................ 3
              Alger American Leveraged
                AllCap Portfolio ............................. 3

      4 ..... Performance

              Alger American Small
                Capitalization Portfolio ..................... 4
              Alger American MidCap
                Growth Portfolio ............................. 4
              Alger American Growth Portfolio ................ 5
              Alger American Leveraged
                AllCap Portfolio ............................. 5

6 ........... Fees and Expenses
7 ........... Management and Organization
9 ........... Shareholder Information

              Distributor .................................... 9
              Transfer Agent ................................. 9
              Net Asset Value ................................ 9
              Dividends and Distributions .................... 9
              Classes of Fund Shares ......................... 10
              Purchasing and Redeeming
                Fund Shares .................................. 10
              Market Timing Policies
                and Procedures ............................... 10
              Disclosure of Portfolio Holdings ............... 10
              Other Information                                11

12 .......... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER AMERICAN FUND

The investment goal and primary approach of each portfolio is discussed individually below. All of the portfolios invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Some portfolios must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares. All of the portfolios may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

GOAL

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH


The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH


The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion.


ALGER AMERICAN GROWTH PORTFOLIO

GOAL

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

APPROACH

The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

GOAL

THE  ALGER  AMERICAN   LEVERAGED  ALLCAP   PORTFOLIO  SEEKS  LONG-TERM   CAPITAL
APPRECIATION.


APPROACH

Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

[GRAPHIC OMITTED]


PRINCIPAL RISKS

RISKS APPLICABLE TO ALL EQUITY PORTFOLIOS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific portfolio because of its investment approach.


To the extent that a portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.


ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
SMALL CAPITALIZATION PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply:


o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
MIDCAP GROWTH PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply:


o  the possibility of greater risk by investing in medium-sized companies rather
   than   larger,   more-established   companies   owing  to  such   factors  as
   inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER AMERICAN GROWTH PORTFOLIO:

The portfolio's primary risks are those summarized above in "Risks Applicable to All Equity Portfolios."

This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER AMERICAN
LEVERAGED ALLCAP PORTFOLIO:


In addition to the risks described in "Risks Applicable to All Equity Portfolios," the following risks apply:


o smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value could decrease more quickly than if the portfolio had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.


This portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[GRAPHIC OMITTED]

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of an investment in a portfolio by showing changes in each portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how a portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

4.18   11.39   15.53   43.42   -27.20    -29.51   -26.22   42.34   16.57   16.88
--------------------------------------------------------------------------------
 96      97      98      99      00        01       02      03      04      05


Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2005
Class O                                                                  Since
                                                                       Inception
                                       1 Year    5 Years    10 Years   (9/21/88)
--------------------------------------------------------------------------------
American Small Capitalization          16.88%      0.17%      3.51%     11.16%
Russell 2000 Growth Index               4.15%      2.28%      4.68%      7.87%

--------------------------------------------------------------------------------

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

11.90    15.01   30.30    31.85   9.18   -6.52    -29.54    47.79   13.04   9.82
--------------------------------------------------------------------------------
  96       97      98       99     00      01       02        03      04     05


Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -18.60%     Q3     2002

Average Annual Total Return as of December 31, 2005
Class O

                                                                        Since
                                                                      Inception
                                       1 Year    5 Years    10 Years   (5/3/93)
--------------------------------------------------------------------------------
American MidCap Growth                  9.82%      3.86%     11.30%     14.81%
Russell Midcap Growth Index            12.11%      1.38%      9.27%     10.73%

--------------------------------------------------------------------------------

ALGER AMERICAN GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

13.35   25.75   48.07   33.74   -14.77    -11.81   -32.99   35.16   5.50   12.00
--------------------------------------------------------------------------------
  96      97      98      99      00        01       02       03     04      05


Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -20.20%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O

                                                                        Since
                                                                      Inception
                                       1 Year    5 Years    10 Years   (1/9/89)
--------------------------------------------------------------------------------
American Growth                        12.00%     -1.15%      8.54%     12.89%
Russell 1000 Growth Index               5.27%     -3.58%      6.73%     10.55%

--------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O


12.04  19.68   57.83    78.06   -24.83   -15.93   -33.91   34.72    8.19   14.45
--------------------------------------------------------------------------------
 96      97      98       99       00      01       02       03      04      05


Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2005
Class O

                                                                         Since
                                                                       Inception
                                       1 Year    5 Years    10 Years   (1/25/95)
--------------------------------------------------------------------------------
American Leveraged AllCap              14.45%     -1.51%     10.13%     14.92%
Russell 3000 Growth Index               5.17%     -3.17%      6.47%      8.83%

--------------------------------------------------------------------------------


The Fund also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the Fund. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolios. The numbers shown below are based on each portfolio's expenses during its fiscal year ended December 31, 2005.

                                       ANNUAL FUND OPERATING
                                       EXPENSES
                                       (expenses that are deducted
                                       from fund assets)
                                     -------------------------------------------
                    SHAREHOLDER FEES            DISTRI-
                    (fees paid         manage-  bution              TOTAL ANNUAL
                    directly from      ment     (12B-1)  Other      FUND OPERAT-
                    your Investment)   Fees     fees     Expenses   ING EXPENSES
================================================================================
ALGER AMERICAN          None           .85%       None     .06%         .91%
SMALL
CAPITALIZATION
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN          None           .80%       None     .06%         .86%
MIDCAP GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN          None           .75%       None     .06%         .81%
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------
ALGER AMERICAN          None           .85%       None     .06%         .91%
LEVERAGED ALLCAP
PORTFOLIO
--------------------------------------------------------------------------------


EXAMPLE

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                       1 Year    3 Years    5 Years    10 Years
================================================================================

  ALGER AMERICAN SMALL                 $  93      $ 290      $ 504      $1,120
  CAPITALIZATION
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                       $  88      $ 274      $ 477      $1,061
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                       $  83      $ 259      $ 450      $1,002
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------
  ALGER AMERICAN                       $  93      $ 290      $ 504      $1,120
  LEVERAGED ALLCAP
  PORTFOLIO
--------------------------------------------------------------------------------


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


ADDITIONAL INFORMATION ABOUT
THE FUND'S INVESTMENTS

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by a portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market or economic conditions, each portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. A portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed each portfolio since its inception. Pursuant to investment management contracts with the portfolios and subject to the supervision of the Board of Trustees, the Manager is responsible for managing each portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolios. A discussion of the Trustees' basis for approving each investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolios paid the Manager fees at these annual rates based on a percentage of average daily net assets: Small Capitalization and Leveraged AllCap Portfolios--.85%; MidCap Growth Portfolio--.80%; Growth Portfolio--.75%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, manager of the Growth Portfolio since September 2004, and co-manager of the Growth Portfolio from September 2001 to September 2004, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and SeniorAnalyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.


o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since September 2004, as an Analyst from October 2001 to December 2004, and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.


LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of each portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolios are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                           TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS CASH
                                    AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolios annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of a portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Fund.

CLASSES OF FUND SHARES

Each portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING FUND SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in a portfolio directly, but may do so only through one of these sources. The Fund's shares are held in the names of the separate accounts and plans.

Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES

Each of the portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of the portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the portfolios' securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the applicable portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Fund through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in Fund shares through your retirement plan.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              --------------------------------

                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED    TOTAL FROM     DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT     NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS         INCOME           GAINS
                                         ----------- --------------   ---------------  ------------    --------------    -----------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05 .................     $35.12      $ 0.03           $  4.17         $  4.20            $(0.08)      $    --
  YEAR ENDED 12/31/04 .................      33.29        0.07              1.76            1.83                --            --
  YEAR ENDED 12/31/03 .................      24.63       (0.02)             8.68            8.66                --            --
  YEAR ENDED 12/31/02 .................      36.77       (0.01)           (12.12)         (12.13)            (0.01)           --
  YEAR ENDED 12/31/01 .................      47.27        0.01             (4.88)          (4.87)            (0.10)        (5.53)

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05 .................     $20.26      $(0.20)          $  3.62         $  3.42            $   --       $    --
  YEAR ENDED 12/31/04 .................      17.38       (0.27)             3.15            2.88                --            --
  YEAR ENDED 12/31/03 .................      12.21       (0.15)             5.32            5.17                --            --
  YEAR ENDED 12/31/02 .................      16.55       (0.11)            (4.23)          (4.34)               --            --
  YEAR ENDED 12/31/01 .................      23.49       (0.03)            (6.90)          (6.93)            (0.01)           --

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05 .................     $20.80      $(0.31)          $  2.22         $  1.91            $   --       $ (0.81)
  YEAR ENDED 12/31/04 .................      18.40       (0.11)             2.51            2.40                --            --
  YEAR ENDED 12/31/03 .................      12.45       (0.05)             6.00            5.95                --            --
  YEAR ENDED 12/31/02 .................      17.67       (0.10)            (5.12)          (5.22)               --            --
  YEAR ENDED 12/31/01 .................      30.62       (0.09)(I)         (1.23)          (1.32)               --        (11.63)

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05 .................     $30.39      $(0.21)          $  4.60         $  4.39            $   --       $    --
  YEAR ENDED 12/31/04 .................      28.09       (0.07)             2.37            2.30                --            --
  YEAR ENDED 12/31/03 .................      20.85       (0.07)             7.31            7.24                --            --
  YEAR ENDED 12/31/02 .................      31.55       (0.14)           (10.56)         (10.70)               --            --
  YEAR ENDED 12/31/01 .................      38.80        0.00(I)          (6.06)          (6.06)               --         (1.19)
------------------------------------------------------------------------------------------------------------------------------------
 (i) Amount was computed based on average shares outstanding during the year.

                                                                                                  RATIOS/SUPPLEMENTAL DATA
                                                                                        --------------------------------------------
                                                                                                        RATIO OF NET

                                                                                                             INVESTMENT
                                           NET ASSET                    NET ASSETS,     RATIO OF EXPENSES   INCOME (LOSS)  PORTFOLIO
                             TOTAL        VALUE, END                   END OF PERIOD       TO AVERAGE        TO AVERAGE    TURNOVER
                          DISTRIBUTIONS    OF PERIOD   TOTAL RETURN   (000'S OMITTED)      NET ASSETS        NET ASSETS      RATE
                          -------------   ----------   ------------   ---------------   -----------------   ------------    -------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05        $(0.08)       $39.24         12.00%        $  839,841            0.81%             0.10%        257.14%
  YEAR ENDED 12/31/04            --         35.12          5.50          1,028,652            0.86              0.21         194.25
  YEAR ENDED 12/31/03            --         33.29         35.16          1,115,959            0.85             (0.05)        167.53
  YEAR ENDED 12/31/02         (0.01)        24.63        (32.99)           874,914            0.85             (0.01)        238.03
  YEAR ENDED 12/31/01         (5.63)        36.77        (11.81)         1,540,327            0.81              0.03          87.79

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05        $   --        $23.68         16.88%        $  509,855            0.91%            (0.43)%        97.11%
  YEAR ENDED 12/31/04            --         20.26         16.57            484,760            0.97             (0.72)        135.33
  YEAR ENDED 12/31/03            --         17.38         42.34            496,076            0.97             (0.70)        146.69
  YEAR ENDED 12/31/02            --         12.21        (26.22)           376,550            0.97             (0.69)        111.82
  YEAR ENDED 12/31/01         (0.01)        16.55        (29.51)           517,364            0.92             (0.27)        181.80

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05        $(0.81)       $21.90          9.82%        $  369,157            0.86%            (0.45)%       226.14%
  YEAR ENDED 12/31/04            --         20.80         13.04            482,868            0.92             (0.62)        229.17
  YEAR ENDED 12/31/03            --         18.40         47.79            414,590            0.93             (0.70)        196.43
  YEAR ENDED 12/31/02            --         12.45        (29.54)           240,063            0.93             (0.56)        323.83
  YEAR ENDED 12/31/01        (11.63)        17.67         (6.52)           355,015            0.88             (0.45)        130.11

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05        $   --        $34.78         14.45%        $  298,410            0.91%            (0.08)%       130.14%
  YEAR ENDED 12/31/04            --         30.39          8.19            380,336            0.97             (0.14)        182.41
  YEAR ENDED 12/31/03            --         28.09         34.72            382,289            0.97             (0.36)        161.71
  YEAR ENDED 12/31/02            --         20.85        (33.91)           271,373            0.96             (0.49)        203.05
  YEAR ENDED 12/31/01         (1.19)        31.55        (15.93)           443,209            0.92              0.00         103.03
------------------------------------------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW. ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED






THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES



                              A POOLED FUNDING VEHICLE FOR:
                              o VARIABLE ANNUITY CONTRACTS
                              o VARIABLE LIFE INSURANCE POLICIES
                              o QUALIFIED PENSION PLANS
                              o QUALIFIED RETIREMENT PLANS



                                     PROSPECTUS
                                    MAY 1, 2006



             ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO













As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                 [LOGO OMITTED]

                                                                       THE ALGER
                                                                   AMERICAN FUND


                                                            ALGER AMERICAN SMALL
                                                        CAPITALIZATION PORTFOLIO

                                                                  CLASS O SHARES






                                                                      PROSPECTUS
                                                                     MAY 1, 2006

TABLE OF CONTENTS


2 ........... Risk/Return Summary: Investments,
              Risks & Performance


4 ........... Fees and Expenses
5 ........... Management and Organization
6 ........... Shareholder Information

              Distributor .............................. 6
              Transfer Agent ........................... 6
              Net Asset Value .......................... 6
              Dividends and Distributions .............. 7
              Classes of Portfolio Shares .............. 7
              Purchasing and Redeeming
                Portfolio Shares ....................... 7
              Market Timing Policies
                and Procedures ......................... 7
              Disclosure of Portfolio Holdings ......... 8
              Other Information ........................ 8

10 .......... Financial Highlights


Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


[GRAPHIC OMITTED]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:


o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.


To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[GRAPHIC OMITTED]


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

Annual Total Return as of December 31 each year (%)
Class O

               [Data below represents bar chart in printed piece]

 4.18   11.39   15.53   43.42   -27.20   -29.51   -26.22   42.34  16.57  16.88
 ----   -----   -----   -----   ------   ------   ------   -----  -----  -----
  96      97      98     99       00        01       02      03     04     05


Best Quarter:      31.06%     Q4    1999
Worst Quarter:    -26.52%     Q1    2001

Average Annual Total Return as of December 31, 2005
Class O
                                                       Since
                                                     Inception
                    1 Year    5 Years    10 Years    (9/21/88)
--------------------------------------------------------------------------------
American Small
  Capitalization    16.88%     0.17%       3.51%       11.16%
Russell 2000
  Growth Index       4.15%     2.28%       4.68%        7.87%


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

                                                      ANNUAL FUND OPERATING
                                                      EXPENSES
                                                      (expenses that are deducted
                                                      from fund assets)
                           SHAREHOLDER FEES                                                  TOTAL ANNUAL
                           (fees paid directly      Management    Distribution   Other       FUND OPERATING
                           from your investment)    Fees          (12b-1) Fees   Expenses    EXPENSES
-----------------------------------------------------------------------------------------------------------
  ALGER AMERICAN SMALL             None                .85%            None        .06%         .91%

  CAPITALIZATION

  PORTFOLIO



EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                          1 Year    3 Years    5 Years     10 Years
-------------------------------------------------------------------------
  ALGER AMERICAN SMALL     $93       $290        $504      $1,120

  CAPITALIZATION

  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS


OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co- managed the Fund's portfolios prior to 1995. Jill Greenwald, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that she manages, and her ownership of securities of the portfolio(s) that she manages.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing. On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order. In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants. The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.



[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

             NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
           TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
          LIABILITIES  AND THEN  DIVIDING  THE  RESULT BY THE
                   NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Small Capitalization Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.


In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).


Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

                      (This page intentionally left blank.)

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              --------------------------------

                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED    TOTAL FROM    DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT    NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS        INCOME           GAINS
                                         ----------- --------------   ---------------  ------------   --------------   -------------
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................    $20.26       $(0.20)          $  3.62        $  3.42           $   --         $   --
  Year ended 12/31/04 .................     17.38        (0.27)             3.15           2.88               --             --
  Year ended 12/31/03 .................     12.21        (0.15)             5.32           5.17               --             --
  Year ended 12/31/02 .................     16.55        (0.11)            (4.23)         (4.34)              --             --
  Year ended 12/31/01 .................     23.49        (0.03)            (6.90)         (6.93)           (0.01)            --
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   RATIOS/SUPPLEMENTAL DATA
                                                                      --------------------------------------------------
                                                                                            RATIO OF NET
                                                                                             INVESTMENT
                      NET ASSET                        NET ASSETS,      RATIO OF EXPENSES   INCOME (LOSS)      PORTFOLIO
      TOTAL          VALUE, END                       END OF PERIOD        TO AVERAGE        TO AVERAGE        TURNOVER
   DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)       NET ASSETS        NET ASSETS          RATE
   -------------     ----------       ------------   ---------------    -----------------   ------------       ---------



       $   --          $23.68            16.88%       $  509,855              0.91%           (0.43)%            97.11%
           --           20.26             16.57          484,760              0.97            (0.72)            135.33
           --           17.38             42.34          496,076              0.97            (0.70)            146.69
           --           12.21            (26.22)         376,550              0.97            (0.69)            111.82
        (0.01)          16.55            (29.51)         517,364              0.92            (0.27)            181.80
-------------------------------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED











THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.


















              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                         A POOLED FUNDING VEHICLE FOR:
                         O VARIABLE ANNUITY CONTRACTS
                         O VARIABLE LIFE INSURANCE POLICIES
                         O QUALIFIED PENSION PLANS
                         O QUALIFIED RETIREMENT PLANS


                                                 PROSPECTUS

                                                MAY 1, 2006



              ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
























As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                             [Logo graphic omitted]

                                   THE ALGER
                               AMERICAN FUND


                        ALGER AMERICAN SMALL
                    CAPITALIZATION PORTFOLIO



                              CLASS S SHARES






                                  PROSPECTUS

                                 MAY 1, 2006

      TABLE OF CONTENTS
-----------------------------------------------------------


      2 ......Risk/Return Summary: Investments,
              Risks & Performance
      4 ......Fees and Expenses
      5 ......Management and Organization
      7 ......Shareholder Information
              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies and
                Procedures ......................8
              Disclosure of Portfolio Holdings ..8
              Other Information .................9
      10 .....Financial Highlights
      Back Cover:
              How to obtain more information

[Graphic omitted]


THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

The Alger American Small Capitalization Portfolio seeks long-term capital appreciation.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small- capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $23.5 million to $5.4 billion. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.





[Graphic omitted]


PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:


o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic omitted]



PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small capitalization companies with greater than average growth orientation.






ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 (%)
Class S

[The following data represents a graph in the printed piece]

                      42.00  16.29  16.59
                        03     04     05

Best Quarter:      16.31%     Q2    2003
Worst Quarter:     -7.21%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Small
  Capitalization             16.59%           10.95%
Russell 2000
  Growth Index                4.15%            7.98%
--------------------------------------------------------------------------------

The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic omitted]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.


----------------------------------------------------------------------------------------------
                                                       ANNUAL FUND OPERATING EXPENSES
                                               (expenses that are deducted from Fund assets)
                                         -----------------------------------------------------
                   SHAREHOLDER FEES                                          TOTAL ANNUAL FUND
                   (fees paid directly   Management  Distribution    Other      OPERATING
                   from your investment)    Fees     (12b-1) Fees  Expenses     EXPENSES
=================  ====================  ==========  ============  ========  =================
ALGER AMERICAN            None             .85%         .25%        .05%        1.15%
INCOME & GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------


EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN SMALL       $117      $365       $633      $1,398
  CAPITALIZATION
  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.






ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Jill Greenwald, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that she manages, and her ownership of securities of the portfolio(s) that she manages.

o Ms. Greenwald, manager of the Small Capitalization Portfolio since November 2001, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J&W Seligman & Co. from 1999 until November 2001.

LEGAL  PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.


CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.





DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Small Capitalization Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.




                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              --------------------------------
                                          NET ASSET                    NET REALIZED                    RATIO OF NET    DISTRIBUTIONS
                                            VALUE                     AND UNREALIZED    TOTAL FROM     DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT     NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS         INCOME           GAINS
                                         ----------- --------------   ---------------  ------------    --------------    -----------
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

  CLASS O
  Year ended 12/31/05 ..................   $20.26       $(0.20)          $  3.62        $  3.42            $ --              $ --
  Year ended 12/31/04 ..................    17.38        (0.27)             3.15           2.88              --                --
  Year ended 12/31/03 ..................    12.21        (0.15)             5.32           5.17              --                --
  Year ended 12/31/02 ..................    16.55        (0.11)            (4.23)         (4.34)             --                --
  Year ended 12/31/01 ..................    23.49        (0.03)            (6.90)         (6.93)            (0.01)             --
  CLASS S
  Year ended 12/31/05 ..................   $20.13       $(0.06)          $  3.40        $  3.34            $ --              $ --
  Year ended 12/31/04 ..................    17.31        (0.08)             2.90           2.82              --                --
  Year ended 12/31/03 ..................    12.19        (0.15)             5.27           5.12              --                --
  Eight months ended 12/31/02(I)(II) ...    16.02        (0.08)            (3.75)         (3.83)             --                --
------------------------------------------------------------------------------------------------------------------------------------
 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Commenced operations May 1, 2002.

                                                                                              INVESTMENT
                                                             NET ASSET                        NET ASSETS,
                                             TOTAL          VALUE, END                       END OF PERIOD
                                          DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)
                                          -------------      ---------       ------------   ---------------


  CLASS O
  Year ended 12/31/05 ..................   $ --              $23.68             16.88%      $  509,855
  Year ended 12/31/04 ..................     --               20.26             16.57          484,760
  Year ended 12/31/03 ..................     --               17.38             42.34          496,076
  Year ended 12/31/02 ..................     --               12.21            (26.22)         376,550
  Year ended 12/31/01 ..................   (0.01)             16.55            (29.51)         517,364
  CLASS S
  Year ended 12/31/05 ..................   $ --              $23.47             16.59%     $    42,168
  Year ended 12/31/04 ..................     --               20.13             16.29           21,809
  Year ended 12/31/03 ..................     --               17.31             42.00            4,556
  Eight months ended 12/31/02(I)(II) ...     --               12.19            (23.91)               7




                                                       RATIOS/SUPPLEMENTAL DATA
                                       --------------------------------------------------

                                       RATIO OF EXPENSES     INCOME (LOSS)      PORTFOLIO
                                          TO AVERAGE         TO AVERAGE          TURNOVER
                                          NET ASSETS         NET ASSETS            RATE
                                       -----------------     ------------       ---------


  CLASS O
  Year ended 12/31/05 ..................    0.91%           (0.43)%            97.11%
  Year ended 12/31/04 ..................    0.97            (0.72)              135.33
  Year ended 12/31/03 ..................    0.97            (0.70)              146.69
  Year ended 12/31/02 ..................    0.97            (0.69)              111.82
  Year ended 12/31/01 ..................    0.92            (0.27)              181.80
  CLASS S
  Year ended 12/31/05 ..................    1.15%           (0.67)%             97.11%
  Year ended 12/31/04 ..................    1.22            (0.98)              135.33
  Year ended 12/31/03 ..................    1.23            (1.02)              146.69
  Eight months ended 12/31/02(I)(II) ...    1.20            (0.87)              111.82


FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED






THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.




              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                          A POOLED FUNDING VEHICLE FOR:
                          o VARIABLE ANNUITY CONTRACTS
                          o VARIABLE LIFE INSURANCE POLICIES
                          o QUALIFIED PENSION PLANS
                          o QUALIFIED RETIREMENT PLANS


                                                PROSPECTUS

                                               MAY 1, 2006






                    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO





















As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                     [LOGO]

               THE ALGER
           AMERICAN FUND


   ALGER AMERICAN MIDCAP
        GROWTH PORTFOLIO


          CLASS O SHARES





              PROSPECTUS

             MAY 1, 2006




     TABLE OF CONTENTS
--------------------------------------------------------------------------------

     2 ..........  Risk/Return Summary: Investments, Risks & Performance


     4 ..........  Fees and Expenses
     5 ..........  Management and Organization
     6 ..........  Shareholder Information

                   Distributor ...................................  6
                   Transfer Agent ................................  6
                   Net Asset Value ...............................  7
                   Dividends and Distributions ...................  7
                   Classes of Portfolio Shares ...................  7
                   Purchasing and Redeeming
                     Portfolio Shares ............................  7
                   Market Timing Policies
                     and Procedures ..............................  7
                   Disclosure of Portfolio Holdings ..............  8
                   Other Information .............................  8


     10 .........  Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o   High Unit Volume Growth

    Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o   Positive Life Cycle Change

    Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.



[GRAPHIC OMITTED]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[GRAPHIC OMITTED]

PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.



ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

         [The table below represents a bar chart in the printed piece.]

  11.90   15.01   30.30   31.85   9.18   -6.52   -29.54   47.79   13.04   9.82

    96      97      98      99     00      01       02      03      04     05

Best Quarter:     27.07%     Q4     1998
Worst Quarter:   -18.60%     Q3     2002

Average Annual Total Return as of December 31, 2005
Class O
                                                                     Since
                                                                   Inception
                                   1 Year    5 Years    10 Years    (5/3/93)
--------------------------------------------------------------------------------
American MidCap
  Growth                            9.82%      3.86%      11.30%     14.81%
Russell Midcap
  Growth Index                     12.11%      1.38%       9.27%     10.73%
--------------------------------------------------------------------------------

The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[GRAPHIC OMITTED]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------

                                 ANNUAL FUND OPERATING EXPENSES
                          (expenses that are deducted from Fund assets

                 SHAREHOLDER
                 FEES
                 (fees paid                                             TOTAL
                 directly                  Distribution              ANNUAL FUND
                 from your     Management    (12b-1)       Other      OPERATING
                 investment)     Fees         Fees       Expenses     EXPENSES
================================================================================
ALGER               None         .80%         None         .06%         .86%
AMERICAN
MIDCAP
GROWTH
PORTFOLIO
--------------------------------------------------------------------------------

EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------

                                 1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN                  $88      $274       $477    $1,061
  MIDCAP GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS


OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .80%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since September 2004, as an Analyst from October 2001 to December 2004, and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.


LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."


On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.


On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and # Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------

                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                               CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the MidCap Growth Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


                                         INCOME FROM INVESTMENT OPERATIONS                 LESS DIVIDENDS AND DISTRIBUTIONS
                                         ---------------------------------                  ------------------------------

                              NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                               VALUE,                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                             BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                              OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                             ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN MIDCAP
GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ......   $20.80       $(0.31)          $  2.22          $  1.91            $ --           $ (0.81)
  Year ended 12/31/04 ......    18.40        (0.11)             2.51             2.40              --                --
  Year ended 12/31/03 ......    12.45        (0.05)             6.00             5.95              --                --
  Year ended 12/31/02 ......    17.67        (0.10)            (5.12)           (5.22)             --                --
  Year ended 12/31/01 ......    30.62        (0.09)(I)         (1.23)           (1.32)             --            (11.63)
--------------------------------------------------------------------------------------------------------------------------------
 (i) Amount was computed based on average shares outstanding during the year.

                                                                                                RATIOS/SUPPLEMENTAL DATA
                                                                                        ------------------------------------------
                                                                                                            RATIO OF NET
                                                                                                             INVESTMENT
                                              NET ASSET                   NET ASSETS,    RATIO OF EXPENSES  INCOME (LOSS)  PORTFOLIO
                                TOTAL        VALUE, END                  END OF PERIOD      TO AVERAGE       TO AVERAGE    TURNOVER
                             DISTRIBUTIONS    OF PERIOD   TOTAL RETURN  (000'S OMITTED)     NET ASSETS       NET ASSETS      RATE
                             ------------     ---------   ------------  ---------------  -----------------  ------------    -------
ALGER AMERICAN MIDCAP
GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 ......  $ (0.81)         $21.90        9.82%         $369,157           0.86%            (0.45)%      226.14%
  Year ended 12/31/04 ......       --           20.80        13.04          482,868           0.92             (0.62)       229.17
  Year ended 12/31/03 ......       --           18.40        47.79          414,590           0.93             (0.70)       196.43
  Year ended 12/31/02 ......       --           12.45       (29.54)         240,063           0.93             (0.56)       323.83
  Year ended 12/31/01 ......   (11.63)          17.67        (6.52)         355,015           0.88             (0.45)       130.11
------------------------------------------------------------------------------------------------------------------------------------
 (i) Amount was computed based on average shares outstanding during the year.

FOR FUND INFORMATION:

By telephone: (800) 992-3863


By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED












THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.







              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES


                          A POOLED FUNDING VEHICLE FOR:
                          o VARIABLE ANNUITY CONTRACTS
                          o VARIABLE LIFE INSURANCE POLICIES
                          o QUALIFIED PENSION PLANS
                          o QUALIFIED RETIREMENT PLANS


                                   PROSPECTUS
                                  MAY 1, 2006




                     ALGER AMERICAN MIDCAP GROWTH PORTFOLIO






As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                                 [LOGO OMITTED]

                                                                       THE ALGER
                                                                   AMERICAN FUND



                                                                  ALGER AMERICAN
                                                                   MIDCAP GROWTH
                                                                       PORTFOLIO


                                                                  CLASS S SHARES




                                                                      PROSPECTUS
                                                                     MAY 1, 2006

TABLE OF CONTENTS



2 ........... Risk/Return Summary: Investments, Risks & Performance
3 ........... Fees and Expenses
5 ........... Management and Organization
7 ........... Shareholder Information
              Distributor ............................ 7
              Transfer Agent ......................... 7
              Net Asset Value ........................ 7
              Dividends and Distributions ............ 7
              Classes of Portfolio Shares ............ 7
              Purchasing and Redeeming
                Portfolio Shares ..................... 7
              Market Timing Policies and
                Procedures ........................... 8
              Disclosure of Portfolio Holdings ....... 8
              Other Information ...................... 8
10 .......... Financial Highlights
Back Cover:   How to obtain more information

[GRAPHIC OMITTED]

THE ALGER AMERICAN FUND

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS,
RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN MIDCAP GROWTH PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  High Unit Volume Growth
   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change
   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

The portfolio focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2006, the market capitalization of the companies in these indexes ranged from $450 million to $21.9 billion. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

[GRAPHIC OMITTED]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:

o the possibility of greater risk by investing in medium-sized companies rather than larger, more-established companies owing to such factors as inexperienced management and limited product lines or financial resources.
o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[GRAPHIC OMITTED]


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns. The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

Annual Total Return as of December 31 (%)
Class S

               [Data below represents bar chart in printed piece]

                    03       04      05
                  -----    -----    -----
                  13.47    12.77    9.54


Best Quarter:      20.62%     Q2    2003
Worst Quarter:     -8.13%     Q3    2004

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005
Class S

                                                       Since
                                                     Inception
                                    1 Year           (5/1/02)
------------------------------------------------------------------
American MidCap Growth               9.54%             8.66%
Russell Midcap Growth Index         12.11%            10.48%

[GRAPHIC OMITTED]


FEES AND EXPENSES
Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

                                           ANNUAL FUND OPERATING
                                           EXPENSES
                                           (expenses that are deducted
                                           from Fund assets)

                    SHAREHOLDER FEES
                    (fees paid                                                     TOTAL ANNUAL
                    directly from        Management    Distribution    Other       FUND OPERATING
                    your investment)     Fees          (12b-1) Fees    Expenses    EXPENSES
-------------------------------------------------------------------------------------------------
ALGER AMERICAN           None              .80%            .25%         .06%          1.11%
MIDCAP GROWTH
PORTFOLIO



EXAMPLE
The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year    3 Years      5 Years    10 Years
-----------------------------------------------------------------------------
  ALGER AMERICAN             $113      $353         $612       $1,352
  MIDCAP GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .80%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.


o Mr. Chung, manager of the MidCap Growth Portfolio since September 2001, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Portfolio since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2004 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which period he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.


CLASSES OF PORTFOLIO SHARES


The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES

The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the MidCap Growth Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[GRAPIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


                                                      INCOME FROM INVESTMENT OPERATIONS             LESS DIVIDENDS AND DISTRIBUTIONS
                                                      ---------------------------------             --------------------------------
                                          NET ASSET                     NET REALIZED                    RATIO OF NET   DISTRIBUTIONS
                                            VALUE                      AND UNREALIZED    TOTAL FROM    DIVIDENDS FROM    FROM NET
                                         BEGINNING    NET INVESTMENT     GAIN (LOSS)     INVESTMENT    NET INVESTMENT    REALIZED
                                          OF PERIOD    INCOME (LOSS)   ON INVESTMENTS    OPERATIONS        INCOME          GAINS
                                         -----------  --------------   ---------------  ------------   --------------  -------------
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05                       $20.80       $(0.31)          $  2.22        $  1.91           $   --          $ (0.81)
  Year ended 12/31/04                        18.40        (0.11)             2.51           2.40               --               --
  Year ended 12/31/03                        12.45        (0.05)             6.00           5.95               --               --
  Year ended 12/31/02                        17.67        (0.10)            (5.12)         (5.22)              --               --
  Year ended 12/31/01                        30.62        (0.09)(iii)       (1.23)         (1.32)              --           (11.63)
  CLASS S
  Year ended 12/31/05                       $20.67       $(0.07)          $  1.91        $  1.84           $   --          $ (0.81)
  Year ended 12/31/04                        18.33        (0.15)(iii)        2.49           2.34               --               --
  Year ended 12/31/03                        12.43        (0.14)             6.04           5.90               --               --
  Eight months ended 12/31/02(i)(ii)         16.69        (0.07)            (4.19)         (4.26)              --               --
------------------------------------------------------------------------------------------------------------------------------------


(i)  Ratios have been annualized; total return has not been annualized.

(ii) Commenced operations May 1, 2002.

(iii) Amount was computed based on average shares outstanding during the period.

                                                                                      RATIOS/SUPPLEMENTAL DATA
                                                                           -------------------------------------------------
                                                                                                INVESTMENT
                         NET ASSET                        NET ASSETS,      RATIO OF EXPENSES   INCOME (LOSS)      PORTFOLIO
         TOTAL          VALUE, END                       END OF PERIOD        TO AVERAGE        TO AVERAGE        TURNOVER
      DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)       NET ASSETS        NET ASSETS          RATE
       ------------     ----------       ------------   ---------------    -----------------   ------------       ---------


         $ (0.81)          $21.90            9.82%         $369,157               0.86%           (0.45)%          226.14%
              --            20.80           13.04           482,868               0.92            (0.62)           229.17
              --            18.40           47.79           414,590               0.93            (0.70)           196.43
              --            12.45          (29.54)          240,063               0.93            (0.56)           323.83
          (11.63)           17.67           (6.52)          355,015               0.88            (0.45)           130.11

         $ (0.81)          $21.70            9.54%         $ 10,810               1.11%           (0.70)%          226.14%
              --            20.67           12.77             4,636               1.17            (0.82)           229.17
              --            18.33           47.47                43               1.18            (0.94)           196.43
              --            12.43          (25.52)                8               1.19            (0.75)           323.83
----------------------------------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED





THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY
At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY
We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT
The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION
We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES
We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.





              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES


                                    A POOLED FUNDING VEHICLE FOR:
                                    o  VARIABLE ANNUITY CONTRACTS
                                    o  VARIABLE LIFE INSURANCE POLICIES
                                    o  QUALIFIED PENSION PLANS
                                    o  QUALIFIED RETIREMENT PLANS

                                   PROSPECTUS

                                   MAY 1, 2006



                         ALGER AMERICAN GROWTH PORTFOLIO






As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                 [LOGO OMITTED]

THE ALGER
AMERICAN FUND


ALGER AMERICAN GROWTH PORTFOLIO


CLASS O SHARES

PROSPECTUS

MAY 1, 2006


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ..........  Risk/Return Summary: Investments,
              Risks & Performance


3 ..........  Fees and Expenses
5 ..........  Management and Organization
6 ..........  Shareholder Information

              Distributor ............................................. 6
              Transfer Agent .......................................... 6
              Net Asset Value ......................................... 6
              Dividends and Distributions ............................. 7
              Classes of Portfolio Shares ............................. 7
              Purchasing and Redeeming
                Portfolio Shares ...................................... 7
              Market Timing Policies
                and Procedures ........................................ 7
              Disclosure of Portfolio Holdings ........................ 7
              Other Information ....................................... 8

10 .........  Financial Highlights


Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

THE ALGER AMERICAN GROWTH PORTFOLIO SEEKS LONG-TERM  CAPITAL  APPRECIATION.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


[GRAPHIC OMITTED]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[GRAPHIC OMITTED]

PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


[ ] Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.


ALGER AMERICAN GROWTH PORTFOLIO


Annual Total Return as of December 31 each year (%)
Class O

  13.35   25.75  48.07   33.74   -14.77  -11.81  -32.99   35.16   5.50    12.00
   96     97      98      99      00        01     02       03     04      05

Best Quarter:       25.93%    Q4      1998
Worst Quarter:     -20.20%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O
                                                   Since
                                                 Inception
                   1 Year   5 Years   10 Years    (1/9/89)
--------------------------------------------------------------------------------
American Growth    12.00%    -1.15%     8.54%      12.89%
Russell 1000
  Growth Index      5.27%    -3.58%     6.73%      10.55%


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.


[GRAPHIC OMITTED]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.


                             ANNUAL FUND OPERATING
                                    EXPENSES
                          (expenses that are deducted
                               from fund assets)

                    SHAREHOLDER FEES
                 (fees paid directly from    Management    Distribution       Other      TOTAL ANNUAL FUND
                     your investment)           Fees       (12B-1) Fees     Expenses    OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------
ALGER AMERICAN            None                  .75%           None            .06%            .81%

GROWTH

PORTFOLIO


EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                    1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN     $83      $259       $450    $1,002

  GROWTH

  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the portfolio(s) that he manages.

o Mr. Chung, manager of the Growth Portfolio since September 2004 and co-manager of the Growth Portfolio from September 2001 to September 2004, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order. In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections

11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


[GRAPHIC OMITTED]

SHAREHOLDER  INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery  Street
Jersey City, NJ 07302

TRANSFER  AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American
Fund P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES

The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/ fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Growth Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website WWW.ALGER.COM and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.


OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

                     (THIS PAGE IS INTENTIONALLY LEFT BLANK)

[LOGO OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.



Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------             ---------------------------------


                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED    TOTAL FROM     DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT     NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS         INCOME           GAINS
                                         ----------- --------------   ---------------  ------------    --------------    -----------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05                     $35.12       $ 0.03           $  4.17          $  4.20            $(0.08)          $ --
  YEAR ENDED 12/31/04                      33.29         0.07              1.76             1.83              --               --
  YEAR ENDED 12/31/03                      24.63        (0.02)             8.68             8.66              --               --
  YEAR ENDED 12/31/02                      36.77        (0.01)           (12.12)          (12.13)            (0.01)            --
  YEAR ENDED 12/31/01                      47.27         0.01             (4.88)           (4.87)            (0.10)         (5.53)
------------------------------------------------------------------------------------------------------------------------------------



                                                                                               RATIOS/SUPPLEMENTAL DATA
                                                                                ----------------------------------------------------
                                                                                                          RATIO OF NET
                                                                                                           INVESTMENT
                                        NET ASSET                       NET ASSETS,    RATIO OF EXPENSES   INCOME (LOSS)   PORTFOLIO
                           TOTAL        VALUE, END                      END OF PERIOD     TO AVERAGE       TO AVERAGE       TURNOVER
                        DISTRIBUTIONS   OF PERIOD       TOTAL RETURN   (000'S OMITTED)       NET ASSETS     NET ASSETS        RATE
                      ---------------  -----------     --------------  --------------- ------------------ -------------   ----------
  YEAR ENDED 12/31/05     $(0.08)        $39.24           12.00%          $  839,841          0.81%            0.10%         257.14%
  YEAR ENDED 12/31/04         --          35.12            5.50            1,028,652          0.86             0.21          194.25
  YEAR ENDED 12/31/03         --          33.29           35.16            1,115,959          0.85            (0.05)         167.53
  YEAR ENDED 12/31/02       (0.01)        24.63          (32.99)             874,914          0.85            (0.01)         238.03
  YEAR ENDED 12/31/01       (5.63)        36.77          (11.81)           1,540,327          0.81             0.03           87.79
------------------------------------------------------------------------------------------------------------------------------------


FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:   Boston Financial Data Services, Inc.
Attn:      The Alger American Fund
           P.O. Box 8480
           Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW. ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW. ALGER.COM or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to PUBLICINFO@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at HTTP://WWW.SEC.GOV.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at HTTP://WWW.ALGER.COM or on the SEC's website at HTTP://WWW.SEC.GOV. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED


THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY
At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY
We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT
The type of personal information we collect and use varies depending on the Alger products or services you select.
We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:
o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;
o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and
o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION
We may share your personal information with our affiliates so that they may process and service your transactions.
However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:
o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);
o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and
o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES
We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information. Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.





              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                        A POOLED FUNDING VEHICLE FOR:
                        o VARIABLE ANNUITY CONTRACTS
                        o VARIABLE LIFE INSURANCE POLICIES
                        o QUALIFIED PENSION PLANS
                        o QUALIFIED RETIREMENT PLANS


                                               PROSPECTUS

                                              MAY 1, 2006




                          ALGER AMERICAN GROWTH PORTFOLIO

















As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             [Logo graphic omitted]

                                   THE ALGER
                               AMERICAN FUND


                              ALGER AMERICAN
                            GROWTH PORTFOLIO
                              CLASS S SHARES







                                  PROSPECTUS

                                 MAY 1, 2006
      TABLE OF CONTENTS



      2 ......Risk/Return Summary: Investments,
              Risks & Performance
      4 ......Fees and Expenses
      5 ......Management and Organization
      7 ......Shareholder Information
              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies and
                Procedures ......................8
              Disclosure of Portfolio Holdings ..8
              Other Information .................8
     10       Financial Highlights
     Back Cover:
              How to obtain more information

[Graphic omitted]


THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

The Alger American Growth Portfolio seeks long-term capital appreciation.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the portfolio invests primarily in the equity securities of companies that have a market capitalization of $1 billion or greater. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


[Graphic omitted]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic omitted]


PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns. The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.


ALGER AMERICAN GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 (%)
Class S
[The following data represents a graph in the printed piece]

                        34.82   5.24    11.71
                          03     04       05


Best Quarter:      17.23%     Q2    2003
Worst Quarter:     -7.50%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Growth             11.71%             4.42%
Russell 1000
  Growth Index               5.27%             4.38%
--------------------------------------------------------------------------------


The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic omitted]


FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.


----------------------------------------------------------------------------------------------
                                                       ANNUAL FUND OPERATING EXPENSES
                                               (expenses that are deducted from Fund assets)
                                         -----------------------------------------------------
                   SHAREHOLDER FEES                                          TOTAL ANNUAL FUND
                   (fees paid directly   Management  Distribution   Other       OPERATING
                   from your investment)   Fees      (12b-1) Fees  Expenses     EXPENSES
=================  ====================  ==========  ============  ========  =================
ALGER AMERICAN            None             .75%           .25%       .05%        1.05%
GROWTH
PORTFOLIO
----------------------------------------------------------------------------------------------


EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                       1 Year         3 Years        5 Years           10 Years
================================================================================
  ALGER AMERICAN        $107            $334          $579              $1,283
  GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the portfolio(s) that he manages.


o Mr. Chung, manager of the Growth Portfolio since September 2004 and co-manager of the Growth Portfolio from September 2001 to September 2004, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions # upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480 Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Growth Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

                     (This Page is Intentionally Left Blank)

[Graphic omitted]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                                     INCOME FROM INVESTMENT OPERATIONS             LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------             --------------------------------
                                                                                                      RATIO OF NET
                                          NET ASSET                    NET REALIZED                  --------------   DISTRIBUTIONS
                                            VALUE                     AND UNREALIZED    TOTAL FROM   DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT   NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS       INCOME           GAINS
                                         ----------- --------------   ---------------  ------------  --------------    -----------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................       $35.12       $ 0.03         $  4.17        $  4.20          $(0.08)         $   --
  Year ended 12/31/04 .................        33.29         0.07            1.76           1.83              --              --
  Year ended 12/31/03 .................        24.63        (0.02)           8.68           8.66              --              --
  Year ended 12/31/02 .................        36.77        (0.01)         (12.12)        (12.13)          (0.01)             --
  Year ended 12/31/01 .................        47.27         0.01           (4.88)         (4.87)          (0.10)          (5.53)
  CLASS S
  Year ended 12/31/05 .................       $34.92       $(0.06)        $  4.14        $  4.08          $(0.04)         $   --
  Year ended 12/31/04 .................        33.18         0.06            1.68           1.74              --              --
  Year ended 12/31/03 .................        24.61        (0.05)           8.62           8.57              --              --
  Eight months ended 12/31/02(I)(II) ..        33.28        (0.01)          (8.66)         (8.67)             --              --
-----------------------------------------------------------------------------------------------------------------------------------
 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Commenced operations May 1, 2002.

                                                               NET ASSET                        NET ASSETS,
                                               TOTAL          VALUE, END                       END OF PERIOD
                                            DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)
                                            ------------       ---------       ------------   ---------------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................        $(0.08)          $39.24             12.00%       $  839,841
  Year ended 12/31/04 .................            --            35.12              5.50         1,028,652
  Year ended 12/31/03 .................            --            33.29             35.16         1,115,959
  Year ended 12/31/02 .................         (0.01)           24.63            (32.99)          874,914
  Year ended 12/31/01 .................         (5.63)           36.77            (11.81)        1,540,327
  CLASS S
  Year ended 12/31/05 .................        $(0.04)          $38.96             11.71%       $   14,250
  Year ended 12/31/04 .................            --            34.92              5.24             9,323
  Year ended 12/31/03 .................            --            33.18             34.82             1,726
  Eight months ended 12/31/02(I)(II) ..            --            24.61            (26.05)               19


                                                       RATIOS/SUPPLEMENTAL DATA
                                          --------------------------------------------------
                                                               INVESTMENT
                                          RATIO OF EXPENSES   INCOME (LOSS)        PORTFOLIO
                                             TO AVERAGE        TO AVERAGE          TURNOVER
                                             NET ASSETS        NET ASSETS            RATE
                                          -----------------   -------------        ---------
ALGER AMERICAN GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................          0.81%            0.10%              257.14%
  Year ended 12/31/04 .................          0.86             0.21               194.25
  Year ended 12/31/03 .................          0.85            (0.05)              167.53
  Year ended 12/31/02 .................          0.85            (0.01)              238.03
  Year ended 12/31/01 .................          0.81             0.03                87.79
  CLASS S
  Year ended 12/31/05 .................          1.05%           (0.15)%             257.14%
  Year ended 12/31/04 .................          1.11             0.27               194.25
  Year ended 12/31/03 .................          1.10            (0.16)              167.53
  Eight months ended 12/31/02(I)(II) ..          1.10            (0.13)              238.03
--------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.
We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;
o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and
o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.
However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);
o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and
o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.



              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND

                                 CLASS O SHARES

                       A POOLED FUNDING VEHICLE FOR:
                       o VARIABLE ANNUITY CONTRACTS
                       o VARIABLE LIFE INSURANCE POLICIES
                       o QUALIFIED PENSION PLANS
                       o QUALIFIED RETIREMENT PLANS

                                                                      PROSPECTUS

                                                                     MAY 1, 2006


                                               ALGER AMERICAN BALANCED PORTFOLIO

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  [ALGER LOGO]

                                                                       THE ALGER
                                                                   AMERICAN FUND


                                                                  ALGER AMERICAN

                                                              BALANCED PORTFOLIO


                                                                  CLASS O SHARES




                                                                      PROSPECTUS

                                                                     MAY 1, 2006

TABLE OF CONTENTS

--------------------------------------------------------------------------------


2 ........... Risk/Return Summary: Investments, Risks & Performance
4 ........... Fees and Expenses
6 ........... Management and Organization
8 ........... Shareholder Information

              Distributor .................................. 8
              Transfer Agent ............................... 8
              Net Asset Value .............................. 8
              Dividends and Distributions .................. 8
              Classes of Portfolio Shares .................. 8
              Purchasing and Redeeming
                Portfolio Shares ........................... 8
              Market Timing Policies
                and Procedures ............................. 9
              Disclosure of Portfolio Holdings ............. 9
              Other Information ............................ 9

10 .......... Financial Highlights

Back Cover:   How to obtain more information

[GRAPHIC OMITTED]


THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH


GOAL


The Alger American Balanced Portfolio seeks current income and long-term capital appreciation.

APPROACH

The portfolio focuses on stocks of companies that the portfolio's Manager, Fred Alger Management, Inc., believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The equity portion of the portfolio consists primarily of equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The Manager believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER AMERICAN BALANCED PORTFOLIO

[GRAPHIC OMITTED]


PRINCIPAL RISKS


Your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth as well as current income and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

The primary risks arising from the fixed-income portion of the portfolio are:


o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise.

o the potential for a decline in the value of the portfolio's securities in the event of an issuer's falling credit rating or actual default.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the portfolio will be forced to reinvest the proceeds in a lower-yielding security.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the portfolio.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the portfolio.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.


To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio  may appeal to investors  who seek some long term capital  growth,
while  also  maintaining   exposure  to  more   conservative,   income-producing
fixed-income investments.


[GRAPHIC OMITTED]


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of appropriate benchmark indices. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


Each index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.


o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.


o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds. Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.

ALGER AMERICAN BALANCED PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

10.17   19.82   31.51    29.21    -2.76   -1.93    -12.29    19.03   4.57   8.42
--------------------------------------------------------------------------------
  96      97      98       99       00      01       02        03     04     05


Best Quarter:    16.94%    Q4       1998
Worst Quarter:   -6.58%    Q4       2000

Average Annual Total Return as of December 31, 2005
Class O

                                                                         Since
                                                                       Inception
                                           1 Year    5 Years  10 Years  (9/5/89)
--------------------------------------------------------------------------------
American Balanced                           8.42%     3.03%     9.73%     9.21%
Russell 1000 Growth Index                   5.27%    -3.58%     6.73%     9.25%
Lehman Brothers Gov't/Credit Bond Index     2.36%     6.11%     6.17%     7.53%

--------------------------------------------------------------------------------


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.



[GRAPHIC OMITTED]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

                                       ANNUAL FUND OPERATING
                                       EXPENSES
                                       (expenses that are deducted
                                       from fund assets)
                                     -------------------------------------------
                    SHAREHOLDER FEES            Distri-
                    (fees paid         Manage-  bution              TOTAL ANNUAL
                    directly from      ment     (12B-1)  Other      FUND OPERAT-
                    your investment)   Fees     Fees     Expenses   ING EXPENSES
================================================================================

ALGER AMERICAN            None          .75%     None      .06%         .81%
BALANCED PORTFOLIO
SHAREHOLDER FEES



Example


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years   5 Years    10 Years
--------------------------------------------------------------------------------
  ALGER AMERICAN                           $ 83      $259      $450      $1,002
  BALANCED
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Alger American Balanced Portfolio may invest in such lower-rated securities to achieve higher yields, but only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[GRAPHIC OMITTED]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Kevin Collins, CFA, and JohnA. Curryare the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Collins, co-manager of the Balanced Portfolio since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.


o Mr. Curry, co-manager of the Balanced Portfolio since December 2004, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.


LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above,
(i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC OMITTED]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                               CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.


DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES


Each of the equity portfolios offered by the Fund, including the equity portion of the Balanced Portfolio, invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Balanced Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[GRAPHIC OMITTED]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


                                                  INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                  ---------------------------------              --------------------------------

                                       NET ASSET                    NET REALIZED                                       DISTRIBUTIONS
                                        VALUE,                     AND UNREALIZED      TOTAL FROM     DIVIDENDS FROM     FROM NET
                                      BEGINNING   NET INVESTMENT     GAIN (LOSS)       INVESTMENT     NET INVESTMENT     REALIZED
                                       OF PERIOD   INCOME (LOSS)   ON INVESTMENTS      OPERATIONS         INCOME           GAINS
                                      ----------- --------------   ---------------    ------------    --------------    -----------
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 ................     $13.55       $ 0.20         $  0.92          $  1.12           $(0.23)          $   --
  Year ended 12/31/04 ................      13.16         0.19            0.40             0.59            (0.20)              --
  Year ended 12/31/03 ................      11.29         0.19            1.94             2.13            (0.26)              --
  Year ended 12/31/02 ................      13.08         0.20           (1.79)           (1.59)           (0.20)              --
  Year ended 12/31/01 ................      13.77         0.18           (0.43)           (0.25)           (0.20)           (0.24)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 RATIOS/SUPPLEMENTAL DATA
                                                                                                 ------------------------
                                                                                                           RATIO OF NET
                                                                                             RATIO OF       INVESTMENT
                                             NET ASSET                    NET ASSETS,        EXPENSES      INCOME (LOSS)  PORTFOLIO
                               TOTAL        VALUE, END                   END OF PERIOD      TO AVERAGE      TO AVERAGE     TURNOVER
                            DISTRIBUTIONS    OF PERIOD   TOTAL RETURN   (000'S OMITTED)     NET ASSETS      NET ASSETS       RATE
                            -------------    ---------   ------------   ---------------  ----------------- ------------     -------
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 ......    $(0.23)        $14.44          8.42%        $ 292,412          0.81%           1.29%        218.77%
  Year ended 12/31/04 ......     (0.20)         13.55          4.57           309,744          0.87            1.41         177.66
  Year ended 12/31/03 ......     (0.26)         13.16         19.03           308,990          0.87            1.60         135.67
  Year ended 12/31/02 ......     (0.20)         11.29        (12.29)          254,290          0.87            2.16         188.76
  Year ended 12/31/01 ......     (0.44)         13.08         (1.93)          224,959          0.85            2.53          62.93
------------------------------------------------------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED




THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.



THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                        A POOLED FUNDING VEHICLE FOR:
                        o VARIABLE ANNUITY CONTRACTS
                        o VARIABLE LIFE INSURANCE POLICIES
                        o QUALIFIED PENSION PLANS
                        o QUALIFIED RETIREMENT PLANS


                                               PROSPECTUS

                                              MAY 1, 2006




                        ALGER AMERICAN BALANCED PORTFOLIO




As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.


An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             [Logo graphic omitted]

                                   THE ALGER
                               AMERICAN FUND


                              ALGER AMERICAN
                          BALANCED PORTFOLIO
                              CLASS S SHARES






                                  PROSPECTUS

                             MAY 1, 2006
      TABLE OF CONTENTS


      2 ......Risk/Return Summary: Investments,
              Risks & Performance
      4 ......Fees and Expenses
      5 ......Management and Organization
      7 ......Shareholder Information
              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies and
                Procedures ......................8
              Disclosure of Portfolio Holdings ..8
              Other Information .................8
     10 ......Financial Highlights
     Back Cover:
              How to obtain more information

[Graphic omitted]



THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

GOAL

The Alger American Balanced Portfolio seeks current income and long-term capital appreciation.


APPROACH

The portfolio focuses on stocks of companies that the portfolio's Manager, Fred Alger Management, Inc., believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the portfolio invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the portfolio's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the portfolio will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The equity portion of the portfolio consists primarily of equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. The portfolio invests primarily in "growth" stocks. The Manager believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.


[Graphic omitted]

PRINCIPAL RISKS


Your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth as well as current income and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

The primary risks arising from the fixed-income portion of the portfolio are:


o fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise.

o the potential for a decline in the value of the portfolio's securities in the event of an issuer's falling credit rating or actual default.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the portfolio will be forced to reinvest the proceeds in a lower-yielding security.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the portfolio invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the portfolio.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the portfolio.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.


To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio  may appeal to investors  who seek some long term capital  growth,
while  also  maintaining   exposure  to  more   conservative,   income-producing
fixed-income investments.


[Graphic omitted]

PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of appropriate benchmark indexes. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


Each index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest on the underlying securities that make up the respective index.


o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.


o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

Since the Balanced Portfolio invests in both equity and fixed income securities, you should compare its performance to both indexes presented.



ALGER AMERICAN BALANCED PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 (%)
Class S


[The following data represents a graph in the printed piece]

                       18.73  4.27  8.15
                         03    04   05

Best Quarter:      10.26%     Q2    2003
Worst Quarter:     -3.53%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                             1 Year          (5/1/02)
--------------------------------------------------------------------------------
American Balanced                8.15%            5.76%
Russell 1000
   Growth Index                  5.27%            4.38%
Lehman Brothers Gov't/
   Credit Bond Index             2.36%            5.61%
--------------------------------------------------------------------------------


The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic omitted]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.


----------------------------------------------------------------------------------------------
                                                       ANNUAL FUND OPERATING EXPENSES
                                               (expenses that are deducted from fund assets)
                                         -----------------------------------------------------
                    SHAREHOLDER FEES                                            TOTAL ANNUAL FUND
                   (fees paid directly    Management  Distribution    Other       OPERATING
                   from your investment)     Fees     (12b-1) Fees   Expenses     EXPENSES
=================  =====================  ==========  =============  =========  =================

ALGER AMERICAN            None             .75%          .25%        .06%         1.06%
BALANCED  PORTFOLIO


EXAMPLE


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                         1 Year        3 Years        5 Years        10 Years
================================================================================

  ALGER AMERICAN          $108           $337          $585           $1,294
  BALANCED
  PORTFOLIO
--------------------------------------------------------------------------------

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS


SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Alger American Balanced Portfolio may invest in such lower-rated securities to achieve higher yields, but only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.


OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexer cised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolios may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .75%.


PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Kevin Collins, CFA and John A. Curry are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.


o Mr. Collins, co-manager of the Balanced Portfolio since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.


o Mr. Curry, co-manager of the Balanced Portfolio since December 2004, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


[Graphic omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480 Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.


CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES


Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


Each of the equity portfolios offered by the Fund, including the equity portion of the Balanced Portfolio, invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolios price their portfolio securities and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/ fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those # accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Balanced Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                                     INCOME FROM INVESTMENT OPERATIONS            LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------            --------------------------------

                                          NET ASSET                    NET REALIZED                                   DISTRIBUTIONS
                                            VALUE                     AND UNREALIZED    TOTAL FROM   DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT   NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS       INCOME           GAINS
                                         ----------- --------------   ---------------  ------------  --------------    -----------
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................       $13.55       $ 0.20           $  0.92        $  1.12          $(0.23)      $   --
  Year ended 12/31/04 .................        13.16         0.19              0.40           0.59           (0.20)          --
  Year ended 12/31/03 .................        11.29         0.19              1.94           2.13           (0.26)          --
  Year ended 12/31/02 .................        13.08         0.20             (1.79)         (1.59)          (0.20)          --
  Year ended 12/31/01 .................        13.77         0.18             (0.43)         (0.25)          (0.20)       (0.24)
  CLASS S
  Year ended 12/31/05 .................       $13.71       $ 0.14           $  0.96        $  1.10          $(0.20)      $   --
  Year ended 12/31/04 .................        13.34         0.17              0.39           0.56           (0.19)          --
  Year ended 12/31/03 .................        11.47         0.23              1.90           2.13           (0.26)          --
  Eight months ended 12/31/02(i)(ii) ..        12.50         0.02             (1.05)         (1.03)           --             --

--------------------------------------------------------------------------------
 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Commenced operations May 1, 2002.




                                                             NET ASSET                   NET ASSETS,
                                                TOTAL       VALUE, END                  END OF PERIOD
                                            DISTRIBUTIONS   OF PERIOD   TOTAL RETURN   (000'S OMITTED)
                                            -------------   ----------  ------------   ---------------
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................         $(0.23)       $14.44         8.42%     $  292,412
  Year ended 12/31/04 .................          (0.20)        13.55         4.57         309,744
  Year ended 12/31/03 .................          (0.26)        13.16        19.03         308,990
  Year ended 12/31/02 .................          (0.20)        11.29       (12.29)        254,290
  Year ended 12/31/01 .................          (0.44)        13.08        (1.93)        224,959
  CLASS S
  Year ended 12/31/05 .................         $(0.20)       $14.61         8.15%     $   43,583
  Year ended 12/31/04 .................          (0.19)        13.71         4.27          44,435
  Year ended 12/31/03 .................          (0.26)        13.34        18.73          28,680
  Eight months ended 12/31/02(i)(ii) ..             --         11.47        (8.24)            494


                                                       RATIOS/SUPPLEMENTAL DATA
                                          --------------------------------------------------
                                                               RATIO OF NET
                                                                INVESTMENT
                                            RATIO OF EXPENSES  INCOME (LOSS)    PORTFOLIO
                                               TO AVERAGE       TO AVERAGE      TURNOVER
                                               NET ASSETS       NET ASSETS        RATE
                                            -----------------  ------------     ---------
ALGER AMERICAN BALANCED PORTFOLIO
  CLASS O
  Year ended 12/31/05 .................           0.81%            1.29%        218.77%
  Year ended 12/31/04 .................           0.87             1.41         177.66
  Year ended 12/31/03 .................           0.87             1.60         135.67
  Year ended 12/31/02 .................           0.87             2.16         188.76
  Year ended 12/31/01 .................           0.85             2.53          62.93
  CLASS S
  Year ended 12/31/05 .................           1.06%            1.05%        218.77%
  Year ended 12/31/04 .................           1.12             1.20         177.66
  Year ended 12/31/03 .................           1.11             1.25         135.67
  Eight months ended 12/31/02(i)(ii) ..           1.17             1.67         188.76

--------------------------------------------------------------------------------
 (i) Ratios have been  annualized;  total return has not been  annualized.
(ii) Commenced operations May 1, 2002.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at HTTP://WWW. ALGER.COM or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select. We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions. However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.



              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES

                          A POOLED FUNDING VEHICLE FOR:
                          o VARIABLE ANNUITY CONTRACTS
                          o VARIABLE LIFE INSURANCE POLICIES
                          o QUALIFIED PENSION PLANS
                          o QUALIFIED RETIREMENT PLANS




                                                  PROSPECTUS

                                                 MAY 1, 2006




                    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO







As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                               [Graphic Omitted]

       THE ALGER
   AMERICAN FUND


  ALGER AMERICAN
LEVERAGED ALLCAP
       PORTFOLIO


  CLASS O SHARES









      PROSPECTUS

     MAY 1, 2006



TABLE OF CONTENTS
--------------------------------------------------------------------------------

2 ............Risk/Return Summary: Investments, Risks & Performance

4 ............Fees and expenses
5 ............Management and Organization
7 ............Shareholder Information

              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies
                and Procedures ..................8
              Disclosure of Portfolio Holdings ..8
              Other Information .................8

10 ...........Financial Highlights

Back Cover:   How to obtain more information

[Graphic Omitted]

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

INVESTMENT GOAL AND APPROACH

The  Alger  American   Leveraged  AllCap   Portfolio  seeks  long-term   capital
appreciation.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The Fund's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

[ ] High Unit Volume Growth

    Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[ ] Positive Life Cycle Change

    Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

[Graphic Omitted]

PRINCIPAL RISKS

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:

[ ] smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

[ ] the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value could decrease more quickly than if the portfolio had not borrowed.

[ ] the  possibility  that it may be  difficult  or  impossible  to  liquidate a security position at a time and price acceptable to the portfolio owing to the potentially less frequent trading of stocks of smaller market capitalization.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.


[Graphic Omitted]


PERFORMANCE

The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.

The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.

The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

[ ] Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)

Class O


             [Data below represents bar chart in the printed piece]


  96      97      98      99      00        01       02       03     04      05
-----   -----   -----   -----   ------    ------   ------   -----   ----   -----
12.04   19.68   57.83   78.06   -24.83    -15.93   -33.91   34.72   8.19   14.45


Best Quarter:       40.16%    Q4      1999
Worst Quarter:     -21.93%    Q4      2000

Average Annual Total Return as of December 31, 2005
Class O

                                                        Since
                                                      Inception
                        1 Year   5 Years   10 Years   (1/25/95)
--------------------------------------------------------------------------------
American Leveraged
  AllCap                14.45%    -1.51%    10.13%     14.92%
Russell 3000
  Growth Index           5.17%    -3.17%     6.47%      8.83%


--------------------------------------------------------------------------------

The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic Omitted]

FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL FUND OPERATING
                                                EXPENSES
                                                (expenses that are deducted
                                                from Fund assets)

                       SHAREHOLDER FEES
                      (fees paid directly from                       Distribution                       TOTAL ANNUAL FUND
                       your investment)         Management Fees      (12b-1) Fees    Other Expenses     OPERATING EXPENSES
==========================================================================================================================
ALGER AMERICAN                  None                 .85%                None             .06%                .91%
LEVERAGED ALLCAP
PORTFOLIO

Example

The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year       3 Years        5 Years         10 Years
--------------------------------------------------------------------------------

ALGER AMERICAN            $93          $290           $504           $1,120
LEVERAGED ALLCAP
PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).

[Graphic Omitted]


MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Patrick Kelly, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the portfolio(s) that he manages.

o Mr. Kelly, manager of Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and SeniorAnalyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Com # missioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially # adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic Omitted]

SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                  NAV (NET ASSET  VALUE) OF A CLASS OF SHARES IS
                               COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                              CASH AND OTHER ASSETS,  SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.

MARKET TIMING POLICIES AND PROCEDURES

The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/ fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Leveraged AllCap Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION

The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

                                                    INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                    ---------------------------------              --------------------------------

                                            NET ASSET                   NET REALIZED                                  DISTRIBUTIONS
                                             VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM     FROM NET
                                           BEGINNING   NET INVESTMENT    GAIN (LOSS)    INVESTMENT   NET INVESTMENT     REALIZED
                                            OF PERIOD   INCOME (LOSS)  ON INVESTMENTS   OPERATIONS       INCOME           GAINS
                                           ----------- --------------  --------------  ------------  --------------    ------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 .....................   $30.39       $(0.21)         $  4.60       $  4.39         $   --            $ --
  Year ended 12/31/04 .....................    28.09        (0.07)            2.37          2.30             --              --
  Year ended 12/31/03 .....................    20.85        (0.07)            7.31          7.24             --              --
  Year ended 12/31/02 .....................    31.55        (0.14)          (10.56)       (10.70)            --              --
  Year ended 12/31/01 .....................    38.80         0.00(I)         (6.06)        (6.06)            --           (1.19)
-----------------------------------------------------------------------------------------------------------------------------------

 (i) Amount was computed based on average shares outstanding during the year.





                                                           NET ASSET                   NET ASSETS,
                                              TOTAL       VALUE, END                  END OF PERIOD
                                           DISTRIBUTIONS   OF PERIOD  TOTAL RETURN   (000'S OMITTED)
                                           ------------    ---------  ------------   ---------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 .....................    $ --         $34.78        14.45%         $298,410
  Year ended 12/31/04 .....................      --          30.39         8.19           380,336
  Year ended 12/31/03 .....................      --          28.09        34.72           382,289
  Year ended 12/31/02 .....................      --          20.85       (33.91)          271,373
  Year ended 12/31/01 .....................   (1.19)         31.55       (15.93)          443,209

                                                      RATIOS/SUPPLEMENTAL DATA
                                            -------------------------------------------
                                                              RATIO OF NET
                                                               INVESTMENT
                                            RATIO OF EXPENSES INCOME (LOSS)   PORTFOLIO
                                               TO AVERAGE      TO AVERAGE     TURNOVER
                                               NET ASSETS      NET ASSETS       RATE
                                            ----------------- ------------     -------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  Year ended 12/31/05 .....................      0.91%           (0.08)%       130.14%
  Year ended 12/31/04 .....................      0.97            (0.14)         182.41
  Year ended 12/31/03 .....................      0.97            (0.36)         161.71
  Year ended 12/31/02 .....................      0.96            (0.49)         203.05
  Year ended 12/31/01 .....................      0.92             0.00          103.03
----------------------------------------------------------------------------------------

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED















THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o   To  governmental   agencies  and  law  enforcement   officials  (e.g.  valid
    subpoenas, court orders); and

o To financial institutions that perform marketing services on our behalf or with whom we have joint marketing agreements that provide for the confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.











              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES



                          A POOLED FUNDING VEHICLE FOR:
                          O VARIABLE ANNUITY CONTRACTS
                          O VARIABLE LIFE INSURANCE POLICIES
                          O QUALIFIED PENSION PLANS
                          O QUALIFIED RETIREMENT PLANS


                                                  PROSPECTUS

                                                 MAY 1, 2006






                   ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO






As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                               [Graphic Omitted]

       THE ALGER
   AMERICAN FUND

  ALGER AMERICAN
LEVERAGED ALLCAP
       PORTFOLIO

  CLASS S SHARES



      PROSPECTUS

     MAY 1, 2006

TABLE OF CONTENTS




2 ............Risk/Return Summary: Investments, Risks & Performance
4 ............Fees and Expenses
5 ............Management and Organization
7 ............Shareholder Information
              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies and
                Procedures ......................8
              Disclosure of Portfolio Holdings   8
              Other Information .................8

10 ...........Financial Highlights
Back Cover:   How to obtain more information

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


[ ] High Unit Volume Growth

    Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

[ ] Positive Life Cycle Change

    Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


Under normal circumstances, the portfolio invests in the equity securities of companies of any size that the Manager believes demonstrate promising growth potential.

The portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.





[Graphic Omitted]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

In addition to the risks described above, the following risks apply:

[ ] smaller issuers in which the portfolio invests may have limited product lines or financial resources or lack management depth.

[ ] the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the portfolio's net asset value can decrease more quickly than if the portfolio had not borrowed.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic Omitted]


PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns. The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.

[ ] Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.






ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class S


             [Data below represents bar chart in the printed piece]


  03     04      05
-----   ----   -----
34.23   7.90   14.15

Best Quarter:      16.42%     Q2    2003
Worst Quarter:     -9.83%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S
                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American Leveraged
  AllCap                    14.15%            5.33%
Russell 3000
  Growth Index               5.17%            4.58%

--------------------------------------------------------------------------------



The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic Omitted]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

--------------------------------------------------------------------------------------------------------------------------
                                                ANNUAL FUND OPERATING
                                                EXPENSES
                                                (expenses that are deducted
                                                from Fund assets)

                       SHAREHOLDER FEES
                      (fees paid directly from                       Distribution                       TOTAL ANNUAL FUND
                       your investment)         Management Fees      (12b-1) Fees    Other Expenses     OPERATING EXPENSES
==========================================================================================================================
ALGER AMERICAN                 None                  .85%                .25%             .06%                1.16%
LEVERAGED ALLCAP
PORTFOLIO


Example


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN            $118      $368       $638       $1,409
  LEVERAGED ALLCAP
  PORTFOLIO


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.




ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).



[Graphic Omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .85%.

PORTFOLIO MANAGER

Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Patrick Kelly, CFA, is the individual responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts that he manages, and his ownership of securities of the portfolio(s) that he manages.

o Mr. Kelly, manager of the Leveraged AllCap Portfolio since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such # actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic Omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480 Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.


--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                               CASH AND OTHER ASSETS, SUBTRACTING THE APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------



DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.


CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.



DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Leveraged AllCap Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.




If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

[Graphic Omitted]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              --------------------------------
                                                                                                        RATIO OF NET
                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                            VALUE                     AND UNREALIZED     TOTAL FROM    DIVIDENDS FROM    FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)      INVESTMENT    NET INVESTMENT    REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS     OPERATIONS        INCOME          GAINS
                                         ----------- --------------   ---------------   ------------   --------------   ------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05                       $30.39      $(0.21)          $  4.60         $  4.39           $ --              $ --
  YEAR ENDED 12/31/04                        28.09       (0.07)             2.37            2.30             --                --
  YEAR ENDED 12/31/03                        20.85       (0.07)             7.31            7.24             --                --
  YEAR ENDED 12/31/02                        31.55       (0.14)           (10.56)         (10.70)            --                --
  YEAR ENDED 12/31/01                        38.80        0.00(iii)        (6.06)          (6.06)            --               (1.19)
  CLASS S
  YEAR ENDED 12/31/05                       $30.17      $(0.08)          $  4.35         $  4.27           $ --              $ --
  YEAR ENDED 12/31/04                        27.96       (0.04)             2.25            2.21             --                --
  YEAR ENDED 12/31/03                        20.83       (0.16)             7.29            7.13             --                --
  EIGHT MONTHS ENDED 12/31/02(i)(ii)         28.46       (0.02)            (7.61)          (7.63)            --                --

------------------------------------------------------------------------------------------------------------------------------------
  (i) Ratios have been  annualized;  total return has not been  annualized.
 (ii) Commenced  operations  May 1, 2002.
(iii) Amount was computed  based on average shares outstanding during the period.






                                                                        NET ASSET                         NET ASSETS,
                                                        TOTAL          VALUE, END                        END OF PERIOD
                                                     DISTRIBUTIONS      OF PERIOD       TOTAL RETURN    (000'S OMITTED)
                                                     -------------     -----------      -------------   ---------------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05                                    $ --              $34.78            14.45%        $298,410
  YEAR ENDED 12/31/04                                      --               30.39             8.19          380,336
  YEAR ENDED 12/31/03                                      --               28.09            34.72          382,289
  YEAR ENDED 12/31/02                                      --               20.85           (33.91)         271,373
  YEAR ENDED 12/31/01                                     (1.19)            31.55           (15.93)         443,209
  CLASS S
  YEAR ENDED 12/31/05                                    $ --              $34.44            14.15%        $ 17,887
  YEAR ENDED 12/31/04                                      --               30.17             7.90           13,772
  YEAR ENDED 12/31/03                                      --               27.96            34.23            7,328
  EIGHT MONTHS ENDED 12/31/02(i)(ii)                       --               20.83           (26.81)             281

------------------------------------------------------------------------------------------------------------------------------------



                                                       RATIOS/SUPPLEMENTAL DATA
                                           ---------------------------------------------

                                                               INVESTMENT
                                           RATIO OF EXPENSES   INCOME (LOSS)    PORTFOLIO
                                              TO AVERAGE        TO AVERAGE      TURNOVER
                                              NET ASSETS        NET ASSETS        RATE
                                           -----------------   ------------     ---------
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
  CLASS O
  YEAR ENDED 12/31/05                             0.91%           (0.08)%       130.14%
  YEAR ENDED 12/31/04                             0.97            (0.14)        182.41
  YEAR ENDED 12/31/03                             0.97            (0.36)        161.71
  YEAR ENDED 12/31/02                             0.96            (0.49)        203.05
  YEAR ENDED 12/31/01                             0.92             0.00         103.03
  CLASS S
  YEAR ENDED 12/31/05                             1.16%           (0.33)%       130.14%
  YEAR ENDED 12/31/04                             1.22            (0.31)        182.41
  YEAR ENDED 12/31/03                             1.21            (0.63)        161.71
  EIGHT MONTHS ENDED 12/31/02(i)(ii)              1.32            (0.92)        203.05

-----------------------------------------------------------------------------------------
  (i) Ratios have been  annualized;  total return has not been  annualized.
 (ii) Commenced  operations  May 1, 2002.
(iii) Amount was computed  based on average shares outstanding during the period.

FOR FUND INFORMATION:

By telephone:   (800) 992-3863


By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www.alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED



THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.



              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS O SHARES





                        A POOLED FUNDING VEHICLE FOR:
                        O VARIABLE ANNUITY CONTRACTS
                        O VARIABLE LIFE INSURANCE POLICIES
                        O QUALIFIED PENSION PLANS
                        O QUALIFIED RETIREMENT PLANS


                                                PROSPECTUS

                                               MAY 1, 2006



                  ALGER AMERICAN INCOME & GROWTH PORTFOLIO






As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                   THE ALGER
                               AMERICAN FUND

                       ALGER AMERICAN INCOME
                          & GROWTH PORTFOLIO



                              CLASS O SHARES


                                  PROSPECTUS

                                 MAY 1, 2006


TABLE OF CONTENTS



      2 ......Risk/Return Summary: Investments,
              Risks & Performance
      4 ......Fees and Expenses
      5 ......Management and Organization
      7 ......Shareholder Information

              Distributor .......................7
              Transfer Agent ....................7
              Net Asset Value ...................7
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................8
              Market Timing Policies
                and Procedures ..................8
              Disclosure of Portfolio Holdings ..8
              Other Information .................8

     10 ......Financial Highlights


      Back Cover:
              How to obtain more information

[Graphic ommitted]


THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME & GROWTH PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

The Alger American Income & Growth Portfolio primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation.

The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.





[Graphic omitted]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

An additional risk applicable to an investment in the portfolio is the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic omitted]

PERFORMANCE


The following bar chart and the table beneath it give you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.





ALGER AMERICAN INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 each year (%)
Class O

[The following data represents a bar graph in the printed piece]

 19.68  36.29  32.39  42.45  -1.27  -14.32  -31.10   29.84   7.85  3.44
   96     97     98     99     00      01      02      03     04    05

Best Quarter:               35.96%    Q4      1999
Worst Quarter:             -19.33%    Q3      2002

Average Annual Total Return as of December 31, 2005
Class O
                                                 Since
                                               Inception
                       1 Year 5 Years 10 Years (11/15/88)
--------------------------------------------------------------------------------

American
  Income & Growth        3.44%  -3.08%  10.01%    10.07%
Russell 1000
  Growth Index           5.27%  -3.58%   6.73%    10.68%

--------------------------------------------------------------------------------


The portfolio also offers Class S shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic omitted]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class O shares of the portfolio. The numbers shown below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.




----------------------------------------------------------------------------------------------
                                                       ANNUAL FUND OPERATING EXPENSES
                                               (expenses that are deducted from Fund assets)
                                         -----------------------------------------------------
                   SHAREHOLDER FEES                                          TOTAL ANNUAL FUND
                   (fees paid directly   Management  Distribution    Other      OPERATING
                   from your investment)    Fees     (12b-1) fees  Expenses     EXPENSES
=================  ====================  ==========  ============  ========  =================
Alger American            None             .625%          None       .125%        .75%
Income & Growth
Portfolio
----------------------------------------------------------------------------------------------



Example


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class O shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 Year   3 Years    5 Years   10 Years
--------------------------------------------------------------------------------

  ALGER AMERICAN                  $77      $240       $417       $930
  INCOME & GROWTH
  PORTFOLIO

The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.

ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS


OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS


In times of adverse or unstable market or economic conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or paper market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).



[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .625%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, and Kevin Collins, CFA, are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, co-manager of the Income & Growth Portfolio since September 2003 (and manager prior thereto from September 2001), has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Mr. Collins, co-manager of the Income & Growth Portfolio since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from
Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.


[Graphic omitted]

SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class O shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ only in that Class S shares are subject to a distribution and shareholder servicing fee, while Class O shares are not.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.


Shares of the Fund can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in its of the portfolios.

The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.


DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Income & Growth Portfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.


OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended December 31, 2002 through the year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose
report,   along  with  the  Fund's  financial statements,  is  included  in  the
Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.

Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.


                                                     INCOME FROM INVESTMENT OPERATIONS              LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              --------------------------------

                                          NET ASSET                    NET REALIZED                                    DISTRIBUTIONS
                                           VALUE,                     AND UNREALIZED     TOTAL FROM    DIVIDENDS FROM    FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)      INVESTMENT    NET INVESTMENT    REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS     OPERATIONS        INCOME          GAINS
                                         ----------- --------------   ---------------   ------------   --------------  -------------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05....................  $10.05       $ 0.13           $  0.21         $  0.34           $(0.11)          $ --
  Year ended 12/31/04....................    9.37         0.10              0.63            0.73            (0.05)            --
  Year ended 12/31/03....................    7.24         0.05              2.11            2.16            (0.03)            --
  Year ended 12/31/02....................   10.57         0.02             (3.29)          (3.27)           (0.06)            --
  Year ended 12/31/01....................   13.26         0.05             (1.86)          (1.81)           (0.05)         (0.83)

------------------------------------------------------------------------------------------------------------------------------------







                                                             NET ASSET                        NET ASSETS,
                                             TOTAL          VALUE, END                       END OF PERIOD
                                          DISTRIBUTIONS      OF PERIOD       TOTAL RETURN   (000'S OMITTED)
                                         -------------       ---------       ------------   ---------------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05....................     $(0.11)          $10.28            3.44%        $    76,770
  Year ended 12/31/04....................      (0.05)           10.05            7.85              93,554
  Year ended 12/31/03....................      (0.03)            9.37           29.84             101,255
  Year ended 12/31/02....................      (0.06)            7.24          (31.10)             85,066
  Year ended 12/31/01....................      (0.88)           10.57          (14.32)            144,006

-----------------------------------------------------------------------------------------------------------




                                                     RATIOS/SUPPLEMENTAL DATA
                                         -------------------------------------------------
                                                           RATIO OF NET
                                                            INVESTMENT
                                         RATIO OF EXPENSES INCOME (LOSS)        PORTFOLIO
                                            TO AVERAGE      TO AVERAGE          TURNOVER
                                            NET ASSETS      NET ASSETS            RATE
                                         ----------------- ------------          -------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
  CLASS O
  Year ended 12/31/05....................      0.75%            1.08%            103.93%
  Year ended 12/31/04....................      0.78             0.97              96.49
  Year ended 12/31/03....................      0.78             0.60             175.67
  Year ended 12/31/02....................      0.79             0.25             276.12
  Year ended 12/31/01....................      0.72             0.52             110.04

------------------------------------------------------------------------------------------


FOR FUND INFORMATION:

By telephone:  (800) 992-3863


By mail:       Boston Financial Data Services, Inc.
               Attn: The Alger American Fund
               P.O. Box 8480
               Boston, MA 02266-8480


STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.


ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@SEC.GOV or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.


QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.


DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED






THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.





              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

                             THE ALGER AMERICAN FUND
                                 CLASS S SHARES

                        A POOLED FUNDING VEHICLE FOR:
                        o VARIABLE ANNUITY CONTRACTS
                        o VARIABLE LIFE INSURANCE POLICIES
                        o QUALIFIED PENSION PLANS
                        o QUALIFIED RETIREMENT PLANS

                                               PROSPECTUS

                                              MAY 1, 2006


                  ALGER AMERICAN INCOME & GROWTH PORTFOLIO


As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


                             [Logo graphic omitted]

                                   THE ALGER
                               AMERICAN FUND


                              ALGER AMERICAN
                             INCOME & GROWTH
                                   PORTFOLIO


                              CLASS S SHARES





                                  PROSPECTUS

                                 MAY 1, 2006

      TABLE OF CONTENTS
---------------------------------------------------------

      2 ......Risk/Return Summary: Investments,
              Risks & Performance
      4 ......Fees and Expenses
      5 ......Management and Organization
      6 ......Shareholder Information
              Distributor .......................6
              Transfer Agent ....................6
              Net Asset Value ...................6
              Dividends and Distributions .......7
              Classes of Portfolio Shares .......7
              Purchasing and Redeeming
                Portfolio Shares ................7
              Market Timing Policies and
                Procedures ......................7
              Disclosure of Portfolio Holdings ..8
              Other Information .................8
     10       Financial Highlights
     Back
     Cover:   How to obtain more information

[Graphic omitted]


THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME & GROWTH PORTFOLIO


RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE


INVESTMENT GOAL AND APPROACH

The Alger American Income & Growth Portfolio primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The portfolio invests primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. It invests primarily in "growth" stocks. The Portfolio's Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:


o  High Unit Volume Growth

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  Positive Life Cycle Change

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.


The portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

The portfolio may also purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.



[Graphic omitted]

PRINCIPAL RISKS


As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on the portfolio's investment style and objective, an investment in the portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investments' values.

Trading in growth stocks may be relatively short-term, meaning the portfolio may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect portfolio performance.

If the Manager incorrectly predicts the price movement of a security or market, an option held by the portfolio may expire unexercised and the portfolio will lose the premium it paid for the option, or the portfolio as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

An additional risk applicable to an investment in the portfolio is the possibility that companies may cut or fail to declare dividends due to market downturns or other reasons.

To the extent that the portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

The portfolio may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

[Graphic omitted]

PERFORMANCE


The following bar chart and the table beneath it gives you some indication of the risks of an investment in the portfolio by showing changes in the portfolio's performance from year to year and by showing how the portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark index. They assume reinvestment of dividends and distributions. Remember that how the portfolio has performed in the past is not necessarily an indication of how it will perform in the future.


The performance disclosed in these charts does not reflect separate account charges which, if reflected, would lower returns.


The index used in the table is a broad index designed to track a particular market or market segment. No expenses or fees are reflected in the returns for the index, which is unmanaged. All returns for the index assume reinvestment of dividends and interest on the underlying securities that make up the index.


o Russell 1000 Growth Index: An index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.



ALGER AMERICAN INCOME & GROWTH PORTFOLIO

--------------------------------------------------------------------------------
Annual Total Return as of December 31 (%)
Class S

[The following data represents a bar graph in the printed piece]

                        29.63 7.47 3.27
                         03    04   05

Best Quarter:      16.13%     Q2    2003
Worst Quarter:     -6.22%     Q3    2004

Average Annual Total Return as of December 31, 2005
Class S

                                               Since
                                             Inception
                            1 Year           (5/1/02)
--------------------------------------------------------------------------------
American
  Income & Growth           3.27%              2.42%
Russell 1000
  Growth Index              5.27%              4.38%
--------------------------------------------------------------------------------

The portfolio also offers Class O shares. Class S and Class O shares differ only in that Class S shares are subject to a distribution and shareholder servicing fee, whereas Class O shares are not. Because of the distribution and shareholder servicing fee, returns will be lower for Class S shares.

[Graphic omitted]

FEES AND EXPENSES


Investors incur certain fees and expenses in connection with an investment in the portfolio. The following table shows the fees and expenses that you may incur if you buy and hold Class S shares of the portfolio. The numbers below are based on the portfolio's expenses during its fiscal year ended December 31, 2005.

----------------------------------------------------------------------------------------------
                                                       ANNUAL FUND OPERATING EXPENSES
                                               (expenses that are deducted from Fund assets)
                                         -----------------------------------------------------
                   SHAREHOLDER FEES                                          TOTAL ANNUAL FUND
                   (fees paid directly   Management  Distribution    Other      OPERATING
                   from your investment)    Fees     (12b-1) Fees  Expenses     EXPENSES
=================  ====================  ==========  ============  ========  =================
Alger American            None             .625%         .25%        .125%       1.00%
Income & Growth
Portfolio
----------------------------------------------------------------------------------------------


Example


The following example, which reflects the shareholder fees and operating expenses listed in the preceding table, is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class S shares of the portfolio for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as in the prior table. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
                       1 Year        3 Years        5 Years       10 Years
================================================================================
  ALGER AMERICAN        $102           $318          $552          $1,225
  INCOME & GROWTH
  PORTFOLIO
--------------------------------------------------------------------------------


The example above does not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.





ADDITIONAL INFORMATION ABOUT
THE PORTFOLIO'S INVESTMENTS

OPTIONS


A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


The portfolio may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the portfolio contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When the portfolio writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the portfolio will realize as profit the premium it received. When a call option written by the portfolio is exercised, the portfolio will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by the portfolio is exercised, the portfolio will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in the portfolio's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the portfolio might be forced to liquidate portfolio securities to meet settlement obligations.


FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.


TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, the portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the portfolio's investment objective. The portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of portfolio shares. The portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the portfolio may invest in are discussed in the Fund's Statement of Additional Information (see back cover of this Prospectus).


[Graphic omitted]

MANAGEMENT AND ORGANIZATION

MANAGER

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003


The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager has managed the portfolio since its inception. Pursuant to an investment management contract with the portfolio and subject to the supervision of the Board of Trustees, the Manager is responsible for managing the portfolio's assets according to its goal and for placing orders with broker-dealers to purchase and sell securities on behalf of the portfolio. A discussion of the Trustees' basis for approving the investment management contract is available in the Fund's annual report to shareholders for the fiscal year ended December 31, 2005. For the most recent fiscal year, the portfolio paid the Manager a fee at an annual rate based on a percentage of average daily net assets of .625%.


PORTFOLIO MANAGERS


Fred M. Alger III is the chief market strategist for the Fund's portfolios. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Fund's portfolios prior to 1995. Dan C. Chung, CFA, and Kevin Collins, CFA, are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the portfolio(s) that they manage.

o Mr. Chung, co-manager of the Income & Growth Portfolio since September 2003 (and manager prior thereto from September 2001), has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Mr. Collins, co-manager of the Income & Growth Portfolio since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

LEGAL PROCEEDINGS


The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and Alger Inc. submitted responses to the staff in January 2006 prior to the staff's making a formal recommendation to the SEC, to which the staff responded in turn. Discussions among the parties are continuing.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Fund, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.


Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings have been entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006. On March 31, 2006, the attorneys for the class action plaintiffs informed the district court that they had decided not to file amended complaints with respect to the state law claims. Answers to the Class Action Complaint were filed by the Alger defendants in April 2006.


The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.


Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company, including the Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund's portfolios, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Fund. The Manager cannot predict the potential effect of such actions upon the Manager or the Fund. There can be no assurance that the effect, if any, would not be material.

[Graphic omitted]


SHAREHOLDER INFORMATION
DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302

TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger American Fund
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE


The value of one share is its "net asset value," or NAV. The NAV for the portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open.

Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.


The Fund generally values the assets of the portfolio on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Fund's Board of Trustees. Short-term money market instruments held by the portfolio are valued on the basis of amortized cost.


In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------
                                   NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS
                                 COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE
                                TO THE CLASS OF THE PORTFOLIO'S INVESTMENTS PLUS
                                   CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE
                                 LIABILITIES AND THEN DIVIDING THE RESULT BY THE
                                      NUMBER OF OUTSTANDING SHARES OF THE CLASS.
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS


The Fund declares and pays dividends and distributions by the portfolio annually. The Fund expects that these annual payments to shareholders will consist of both capital gains and net investment income. Dividends and distributions may differ between classes of shares of the portfolio.


Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by the Fund will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Fund has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan accounts. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution.In certain cases, distributions made to a participant prior to the participant's reaching age 59 1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.


Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the portfolio.

CLASSES OF PORTFOLIO SHARES

The portfolio offers two classes of shares: Class O shares and Class S shares. Only Class S shares are offered in this prospectus. Both classes are offered only to separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ in that, pursuant to a plan adopted under Rule 12b-1 under the Investment Company Act, Class S shares pay a distribution and shareholder servicing fee out of their assets on an ongoing basis to compensate insurance companies and pension and retirement plan service providers for distribution assistance and shareholder services. Over time, these fees will increase the cost of an investment in Class S shares and may cost an investor more than paying other types of sales charges.

PURCHASING AND REDEEMING PORTFOLIO SHARES

Because the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the portfolio directly, but may do so only through one of these sources. The portfolio's shares are held in the names of the separate accounts and plans.

Shares of the portfolio can be purchased or redeemed on any day the New York Stock Exchange is open. They will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Fund or its designated agent. All orders for purchase of shares are subject to acceptance by the Fund or its Transfer Agent. The Transfer Agent pays for redemptions within seven days after it accepts a redemption request.


MARKET TIMING POLICIES AND PROCEDURES


The portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Fund recognizes that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Fund's portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Fund therefore discourages market timing, and to the extent possible monitors for market timing patterns in each of its portfolios.


The Board of Trustees has determined that the Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of the portfolio or shares of other funds sponsored by the Manager that is detrimental to the portfolio/fund involved.


In order to detect significant market timing, the Manager will, among other things, monitor overall subscription and redemption exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Fund might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with its funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Fund's efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Fund's policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS


The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund's portfolios' securities holdings, including those of the Income & GrowthPortfolio. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the portfolios.


Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the portfolios) are acceptable.

The portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

In addition, the portfolios make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers).

Before any non-public disclosure of information about a portfolio's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Fund's Chief Compliance Officer. No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the portfolio and its shareholders.

OTHER INFORMATION


The Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.


Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.


If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the portfolio through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Fund for trading on behalf of retirement plans and their participants, the Administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Fund. Consult with your Administrator to determine what purchase and redemption limitations may be applicable to your transactions in shares of the portfolio through your retirement plan.

                      [This page intentionally left blank]

[Graphic omitted]

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the portfolio's financial performance for the periods shown. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the portfolio (assuming reinvestment of all dividends and distributions). Because Class S shares have been outstanding only since 2002, information is provided also with respect to Class O shares. Class S shares have higher expense ratios and lower total returns. Information shown from the period ended December 31, 2002 through the Year ended December 31, 2005 has been audited by Ernst & Young LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request. Information for the periods prior thereto has been audited by Arthur Andersen LLP.


Note that the Financial Highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the prospectus for the contract or policy accompanying this prospectus or in the plan documents.



                                                     INCOME FROM INVESTMENT OPERATIONS             LESS DIVIDENDS AND DISTRIBUTIONS
                                                     ---------------------------------              ------------------------------
                                          NET ASSET                    NET REALIZED                   RATIO OF NET    DISTRIBUTIONS
                                            VALUE                     AND UNREALIZED    TOTAL FROM   DIVIDENDS FROM     FROM NET
                                         BEGINNING   NET INVESTMENT     GAIN (LOSS)     INVESTMENT   NET INVESTMENT     REALIZED
                                          OF PERIOD   INCOME (LOSS)   ON INVESTMENTS    OPERATIONS       INCOME           GAINS
                                         ----------- --------------   ---------------  ------------  --------------    -----------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO


  CLASS O
  Year ended 12/31/05 .....................   $10.05       $ 0.13           $  0.21        $  0.34          $(0.11)        $ --
  Year ended 12/31/04 .....................     9.37         0.10              0.63           0.73           (0.05)          --
  Year ended 12/31/03 .....................     7.24         0.05              2.11           2.16           (0.03)          --
  Year ended 12/31/02 .....................    10.57         0.02             (3.29)         (3.27)          (0.06)          --
  Year ended 12/31/01 .....................    13.26         0.05             (1.86)         (1.81)          (0.05)         (0.83)
  CLASS S
  Year ended 12/31/05 .....................   $10.08       $ 0.07           $  0.25        $  0.32          $(0.08)        $ --
  Year ended 12/31/04 .....................     9.41         0.07              0.63           0.70           (0.03)          --
  Year ended 12/31/03 .....................     7.27         0.03              2.12           2.15           (0.01)          --
  Eight months ended 12/31/02(I)(II) ......     9.58         0.01             (2.32)         (2.31)           --             --



                                                           NET ASSET                   NET ASSETS,
                                               TOTAL      VALUE, END                  END OF PERIOD
                                            DISTRIBUTIONS  OF PERIOD  TOTAL RETURN   (000'S OMITTED)
                                            ------------   ---------  ------------   ---------------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO


  CLASS O
  Year ended 12/31/05 ...................        $(0.11)      $10.28         3.44%    $    76,770
  Year ended 12/31/04 ...................         (0.05)       10.05         7.85          93,554
  Year ended 12/31/03 ...................         (0.03)        9.37        29.84         101,255
  Year ended 12/31/02 ...................         (0.06)        7.24       (31.10)         85,066
  Year ended 12/31/01 ...................        (0.88)        10.57       (14.32)        144,006
  CLASS S
  Year ended 12/31/05 ...................        $(0.08)      $10.32         3.27%    $        11
  Year ended 12/31/04 ...................         (0.03)       10.08         7.47              11
  Year ended 12/31/03 ...................         (0.01)        9.41        29.63              10
  Eight months ended 12/31/02(I)(II) ....           --          7.27       (24.11)              7




                                                        RATIOS/SUPPLEMENTAL DATA
                                            ---------------------------------------------
                                                               INVESTMENT
                                            RATIO OF EXPENSES INCOME (LOSS)    PORTFOLIO
                                               TO AVERAGE      TO AVERAGE      TURNOVER
                                               NET ASSETS      NET ASSETS        RATE
                                            ----------------- ------------      -------
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO


  CLASS O
  Year ended 12/31/05 ...................         0.75%            1.08%       103.93%
  Year ended 12/31/04 ...................         0.78             0.97         96.49
  Year ended 12/31/03 ...................         0.78             0.60        175.67
  Year ended 12/31/02 ...................         0.79             0.25        276.12
  Year ended 12/31/01 ...................         0.72             0.52        110.04
  CLASS S
  Year ended 12/31/05 ...................         1.00%            0.83%       103.93%
  Year ended 12/31/04 ...................         1.04             0.76         96.49
  Year ended 12/31/03 ...................         1.01             0.35        175.67
  Eight months ended 12/31/02(I)(II) ....         1.05             0.16        276.12



--------------------------------------------------------------------------------
(i)  Ratios have been annualized; total return has not been annualized.
(ii) Commenced operations May 1, 2002.


10                                                                            11

FOR FUND INFORMATION:

By telephone:   (800) 992-3863

By mail:        Boston Financial Data Services, Inc.
                Attn: The Alger American Fund
                P.O. Box 8480
                Boston, MA 02266-8480

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Fund and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Fund, by calling the Fund's toll-free number, at the Fund's website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling (202) 942-8090. Fund documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

QUARTERLY FUND HOLDINGS

The portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Fund's website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

THE ALGER AMERICAN FUND
SEC FILE #811-5550

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY
At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY
We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT
The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION
We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES
We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.

              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

STATEMENT OF May 1, 2006                                             May 1, 2006
ADDITIONAL INFORMATION
----------------------


                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                            INCOME & GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO

                                    THE ALGER
                                  AMERICAN FUND


  This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectuses dated May 1, 2006 for the Fund's portfolios. It should be read together with a Prospectus which may be obtained free of charge by writing the Fund c/o Boston Financial Data Services, Inc., Attn: The Alger American Fund, P.O. 8480, Boston, MA 02266-8480 or by calling (800) 992-3863 or at the Fund's website at http://www.alger.com.


                                  [ALGER LOGO]

                                                                     May 1, 2006


                                    THE ALGER
                                  AMERICAN FUND



================================================================================
The Alger American Fund (the "Fund") is a registered investment company -- a mutual fund -- that presently offers interests of two classes in the following six portfolios (the "Portfolios"):

                * Alger American Balanced Portfolio
                * Alger American Income & Growth Portfolio
                * Alger American Small Capitalization Portfolio
                * Alger American Growth Portfolio
                * Alger American MidCap Growth Portfolio
                * Alger American Leveraged AllCap Portfolio

The Fund is designed to permit insurance companies that issue variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") to offer VA contract and VLI policy holders the opportunity to participate in the performance of one or more of the Portfolios. The Fund also offers participation to qualified pension and retirement plans (the "Plans") which elect to make the Fund an investment option for plan participants.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

                                    CONTENTS


The Portfolios .............................................................   2
Investment Strategies and Policies .........................................   3
Net Asset Value ............................................................  15
Purchases and Redemptions ..................................................  15
Participating Insurance Companies and Plans ................................  16
Management .................................................................  17
Independent Registered Public Accounting Firm ..............................  21
Code of Ethics .............................................................  21
Expenses ...................................................................  21
Dividends and Distributions ................................................  22
Taxes ......................................................................  22
Custodian ..................................................................  23
Transfer Agent .............................................................  23
Counsel to the Fund ........................................................  23
Certain Shareholders .......................................................  23
Organization ...............................................................  27
Proxy Voting Policies and Procedures .......................................  28
Investor and Shareholder Information .......................................  29
Financial Statements .......................................................  29
Appendix ................................................................... A-1

THE PORTFOLIOS

The Fund is a diversified, open-end management investment company that offers a selection of six portfolios, each having distinct investment objectives and policies.

ALGER AMERICAN BALANCED PORTFOLIO


The investment objectives of the Portfolio are current income and long-term capital appreciation. The Portfolio invests based on combined considerations of risk, income, capital appreciation and protection of capital value. Under normal circumstances, it invests in common stocks, securities convertible into common stocks, and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper, preferred stock, and other fixed-income securities. Most of the Portfolio's fixed-income investments will be concentrated within the four highest rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc. ("Alger Management"), the Portfolios' investment manager. The Portfolio also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any of those rating agencies or, if unrated, determined to be of comparable quality by Alger Management. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.


The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its total assets) during temporary defensive periods.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO

The primary investment objective of the Portfolio is to provide a high level of dividend income. Capital appreciation is a secondary investment objective of the Portfolio. Except during temporary defensive periods, the Portfolio attempts to invest 100%, and it is a fundamental policy of the Portfolio to invest at least 65%, of its total assets in dividend paying equity securities. In selecting among dividend paying equity securities, Alger Management will favor securities it believes also offer opportunities for capital appreciation. The Portfolio may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its total assets) during temporary defensive periods.


ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO


The investment objective of the Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase, have "total market capitalization"--present market value per share multiplied by the total number of shares outstanding--within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes of the most recent quarter-end. Both indexes are broad indexes of small-capitalization stocks. This policy will not be changed without 60 days notice to shareholders. The Portfolio may invest the remainder of its assets in equity securities of companies that, at the time of purchase, have total market capitalization outside of this combined range, and in excess of that amount (up to 100% of its assets) in money market instruments and repurchase agreements under abnormal circumstances.


ALGER AMERICAN GROWTH PORTFOLIO


The investment objective of the Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater. This policy will not be changed without 60 days notice to shareholders. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion.


ALGER AMERICAN MIDCAP GROWTH PORTFOLIO


The investment objective of the Portfolio is long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or S&P MidCap 400 Index, as reported by the indexes of the most recent quarter-end. Both indexes are designed to track the performance of medium capitalization companies. This policy will not be changed without 60 days notice to shareholders. The Portfolio may invest the remainder of its assets in equity securities of companies that, at the time of purchase, have total market capitalization outside of this combined range and in excess of that amount (up to 100% of its assets) in money market instruments and repurchase agreements under abnormal circumstances.


ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO


The investment objective of the Portfolio is long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization. The Portfolio will not change this policy without 60 days notice to shareholders.

The Portfolio may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures contracts. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one-third of the market value of its total assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.


IN GENERAL

Alger American Small Capitalization Portfolio, Alger American MidCap Growth Portfolio, Alger American Growth Portfolio, Alger American Leveraged AllCap Portfolio, Alger American Income & Growth Portfolio and the equity portion of Alger American Balanced Portfolio seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolios will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the development stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets or may be companies providing products or services with a high unit-volume growth rate. In order to afford the Portfolios the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of total assets, in the case of Alger American Balanced Portfolio and Alger American Income & Growth Portfolio) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.


Each of the Portfolios may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gains and to hedge against the risk of unfavorable price movements.


There is no guarantee that any Portfolio's objectives will be achieved.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

When market conditions are unstable, or Alger Management believes it is otherwise appropriate to reduce holdings in stocks, the Portfolios can invest in a variety of debt securities for defensive purposes. The Portfolios can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Portfolio shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Portfolios can buy:

o high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

o commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

o short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

o  repurchase agreements.


Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.


INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The Prospectuses discuss the investment objectives of the Portfolios and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and portfolio strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. There is no guarantee that any Portfolio's objectives will be achieved.

Investing in smaller, newer issuers generally involves greater risk than investing in larger, more established issuers. Companies in which Alger American Small Capitalization Portfolio is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Accordingly, an investment in the the Alger American Small Capitalization Portfolio may not be appropriate for all investors. These risks may also apply to investments in smaller companies by all other Portfolios.

CONVERTIBLE SECURITIES

Each Portfolio may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securi ties typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. GOVERNMENT OBLIGATIONS

Bills, notes, bonds and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES

Certain of these securities may have volatility risks, prepayment risks and extension risk, which could have a negative impact on the investing Portfolio's net asset value.

BANK OBLIGATIONS

These are certificates of deposit, bankers' acceptances and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Portfolios will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation, and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Portfolios. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS

Investments by the Portfolios in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES

These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable or floating rates.

COMMERCIAL PAPER

These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.


MORTGAGE-BACKED SECURITIES (ALGER AMERICAN BALANCED PORTFOLIO)

The Alger American Balanced Portfolio may invest in  mortgage-backed  securities
that  are   Agency   Pass-Through   Certificates,   Private   Pass-Throughs   or
collateralized mortgage obligations ("CMOs"), as defined and described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Bank. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on- sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Portfolio may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified por-tions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

o As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

ASSET-BACKED SECURITIES
(ALGER AMERICAN BALANCED PORTFOLIO)

The Alger American Balanced Portfolio may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Generally, asset-backed securities include many of the risks associated with mortgage-related securities.

In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a
security  interest  in  the  related  collateral.   For  example,   credit  card
receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

LOWER-RATED SECURITIES
(ALGER AMERICAN BALANCED PORTFOLIO)

As indicated above, the Alger American Balanced Portfolio may invest up to 10% of its net assets in fixed- income securities rated below investment grade ("high-yield securities," or "junk bonds"), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M.
Best) by at least one NRSRO or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer's ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer's current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by NRSROs do not necessarily reflect an assessment of the volatility of a security's market value or liquidity. To the extent that the Portfolio invests in such securities, the achievement of its investment objective may be more dependent on Alger Management's own credit analysis. If a security in which the Portfolio has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.


VARIABLE RATE MASTER DEMAND NOTES

These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between the Portfolio and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Portfolio may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Portfolio might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS

Under the terms of a repurchase agreement, a Portfolio would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Portfolio's holding period. Repurchase agreements may be seen to be loans by the Portfolio collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management, as authorized and directed by the Fund's Board of Trustees, reviews the credit worthiness of those banks and dealers with which the Portfolios enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS
(ALGER AMERICAN BALANCED PORTFOLIO)

Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Portfolio would assume the role of seller/borrower in the transaction. The Portfolio will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Portfolio will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Portfolio will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets less liabilities other than the repurchase obligation.

FIRM COMMITMENT AGREEMENTS AND
WHEN-ISSUED PURCHASES

Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Portfolio purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. A Portfolio will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS

Each Portfolio may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

ILLIQUID AND RESTRICTED SECURITIES

An investment may be illiquid because of the absence of an active trading market, making it difficult to sell promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933, as amended. Each Portfolio may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the fund's adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund's portfolio could be adversely affected.

SHORT SALES

Each Portfolio may sell securities "short against the box." While a short sale is the sale of a security the

Portfolio does not own, it is "against the box" if at all times when the short position is open the Portfolio owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF PORTFOLIO SECURITIES

In order to generate income and to offset expenses, each Portfolio may lend portfolio securities with a value up to 331/3% of the Portfolio's total assets including collateral on such loans, less liabilities exclusive of the obligation to return such collateral, to brokers, dealers and other financial organizations. The Portfolios will not lend securities to Alger Management or its affiliates. By lending its securities, a Portfolio can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Portfolio will adhere to the following conditions whenever its securities are loaned: (a) the Portfolio must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities, including accrued interest, exceeds the value of the collateral; (c) the Portfolio must be able to terminate the loan at any time; (d) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities. A Portfolio bears a risk of loss in the event that the other party to a securities loan transaction defaults on its obligations and the Portfolio is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Portfolio seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities (not including American Depositary Receipts, American Depositary
Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency exchange rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing among nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Portfolio by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on a foreign exchange may be held in custody by a bank or other depository located in that market. It should be noted that certain of the risks associated with foreign securities may also apply to American Depositary Receipts and American Depositary Shares.


FOREIGN DEBT SECURITIES
(ALGER AMERICAN BALANCED PORTFOLIO)

The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which the Portfolio may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

BORROWING

(ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO)

Alger American Leveraged AllCap Portfolio may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leveraging increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the cost of borrowing, including interest paid on the borrowing, the net asset value of the Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Portfolio's shares will decrease faster than would otherwise be the case. The Portfolio may also borrow from banks for temporary or emergency purposes. The Portfolio is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


OPTIONS

Each Portfolio may buy and sell (write) exchange listed options in order to obtain additional return or to hedge the value of its portfolio. Hedging transactions are intended to reduce the risk of price fluctuations. A Portfolio may write an option on a security only if the option is "covered." Although the Portfolios will in any event generally not purchase or write options that appear to lack an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. A Portfolio will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Portfolio's total assets, although no more than 5% will be committed to transactions entered into for non-hedging purposes.


A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.


A call option written by a Portfolio on a security is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option written by a Portfolio is "covered" if the Portfolio maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Portfolio has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. Similarly, if a Portfolio is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that a closing purchase or sale transaction can be effected when a Portfolio so desires.

A Portfolio would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or more than the premium paid to purchase the option; the Portfolio would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.


An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in a particular option so that the Portfolio would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the option. If a Portfolio, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise cover the position.

In addition to options on securities, the Portfolios may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Portfolio would be obligated, in return for the premium received, to make delivery of this amount. A Portfolio could offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it could let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios would not purchase these options unless Alger Management were satisfied with the development, depth and liquidity of the market and Alger Management believed the options could be closed out.

Price movements in a Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate portfolio securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Portfolios in put and call options, there can be no assurance that a Portfolio will succeed in any option-trading program it undertakes.


STOCK INDEX FUTURES AND OPTIONS ON STOCK
INDEX FUTURES


(ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO)


If the Portfolio utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Portfolio, as seller, to deliver to the buyer the net cash amount called for in the contract at a specified future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Portfolio would purchase and sell futures contracts on the stock index for which it could obtain the best price with considerations also given to liquidity. While incidental to its securities activities, the Portfolio may use index futures as a substitute for a comparable market position in the underlying securities, although it has not invested in index futures in the past.

The risk of imperfect correlation will increase as the composition of the Portfolio varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Portfolio may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over-hedging" or "under-hedging" may adversely affect the Portfolio's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. The Portfolio would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Portfolio's securities which were the subject of the hedge. In addition, the Portfolio's purchase of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

The Portfolio's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into, if at all, only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the market-to-market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Portfolio. If the Portfolio were to exercise an option on a futures contract it would be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

The Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

INVESTMENT RESTRICTIONS


The investment restrictions numbered 1 through 12 below have been adopted by each of the Portfolios as fundamental policies. Each of the Portfolios' investment objectives is also a fundamental policy. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Portfolio, which is defined in the Act as the lesser of (a) 67 percent or more of the shares of the Portfolio present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares of the Portfolio. Investment restrictions 13 through 18 may be changed by vote of a majority of the Fund's Board of Trustees at any time.


The investment policies prohibit each Portfolio from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than 5 percent of the value of the Portfolio's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Portfolio may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) the Portfolio may borrow for temporary or emergency (but not leveraging, except for the Alger American Leveraged AllCap Portfolio) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) the Alger American Balanced Portfolio may engage in transactions in reverse repurchase agree-ments; and (c) the Alger American Leveraged AllCap Portfolio may borrow from banks for investment purposes as set forth in the Prospectus. Whenever borrowings described in (a) exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Portfolio will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Portfolio's total assets except in conjunction with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Underwriting the securities of other issuers, except insofar as the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

8. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

9. Purchasing any securities that would cause more than 25 percent of the value of the Portfolio's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.
10. Investing in commodities, except that the Alger American Leveraged AllCap Portfolio may purchase or sell stock index futures contracts and related options thereon if, thereafter, no more than 5% of its total assets are invested in margin and premiums.

11. Investing more than 10 percent (15 percent in the case of Alger American Leveraged AllCap Portfolio) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal and contractual restrictions on resale may be purchased if they are determined to be liquid, and such purchases would not be subject to the limit stated above.

12. Issuing senior securities, except that the Alger American Leveraged AllCap Portfolio may borrow from banks for investment purposes so long as the Portfolio maintains the required asset coverage.

13. Purchasing or selling real estate, except that the Portfolio may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.


14. Investing in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies that invest in or sponsor those programs.

15. Purchasing any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of issuers (including predecessors) that have been in continual operation for less than three years. This limitation shall not apply to investments in U.S. Government securities.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Portfolio may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five percent of the value of the Portfolio's net assets, of which not more than 2% of the Portfolio's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Portfolio as part of a unit or attached to securities at the time of acquisition or acquired as a result of a reorganization are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Fund, any of the officers, directors or trustees of the Fund or Alger Management individually owns more than 0.5% of the outstanding securities of the issuer and together they own beneficially more than 5% of the securities.


Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be otherwise stated, the percentage limitations contained in the foregoing restrictions and in the Fund's other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Portfolio's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Portfolio are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Fund's Board of Trustees. Although investment requirements for each

Portfolio are reviewed independently from those of the other accounts managed by Alger Management and those of the other Portfolios, investments of the type the Portfolios may make also may be made by these other accounts or Portfolios. When a Portfolio and one or more other Portfolios or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

Transactions in equity securities are in most cases effected on U.S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions. These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


"Portfolio turnover" describes the rate at which a Portfolio traded its portfolio securities during its last fiscal year. For example, if a Portfolio sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Portfolio can engage in active and frequent trading to try to achieve its objective, and may have a high portfolio turnover rate. Increased portfolio turnover creates higher brokerage and transaction costs for the Portfolio. The Financial Highlights table in the Prospectus shows each Portfolio's portfolio turnover rate during prior fiscal years. During the fiscal year ended December 31, 2005, each Portfolio other than Alger American Small Capitalization Portfolio had a portfolio turnover in excess of 100%. If a Portfolio realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders to avoid excise taxes under the Internal Revenue Code, thereby increasing shareholders' taxable distributions.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees has determined that portfolio transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc.") if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Portfolio involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Portfolio, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, provided to the Portfolio involved, the other Portfolios and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Portfolios are not reduced by reason of its receiving brokerage and research service. The Fund's Board of Trustees will periodically review the commissions paid by the Portfolios to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Portfolios. During the fiscal year ended December 31, 2003, the Fund paid an aggregate of approximately $14,409,055 in commissions to broker-dealers in connection with portfolio transactions, of which $8,526,465 was paid to Alger Inc. During the fiscal year ended December 31, 2004, the Fund paid an aggregate of approximately $15,036,845 in commissions to broker-dealers in connection with portfolio transactions, of which $7,392,283 was paid to Alger Inc. During the fiscal year ended December 31, 2005, the Fund paid an aggregate of approximately $11,630,579 in commissions to broker-dealers in connection with portfolio transactions, of which $6,885,221 was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended December 31, 2005 constituted 59% of the aggregate brokerage commissions paid by the Fund; during that year, 68% of the aggregate dollar amount of transactions by the Fund involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Fund and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which includes securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended December 31, 2005, $647,247,568 in portfolio transactions, including $1,229,823 in commissions, was allocated to brokers who supplied research to the Fund or Alger Management.


NET ASSET VALUE

The price of one share of a class is its "net asset value." Net asset value is computed by adding the value of the Portfolio's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of shares of the class outstanding. Shares of the two classes may differ in net asset value. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange ("NYSE") is open.

The assets of the Portfolios are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when the Fund's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Fund's Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Fund's Board of Trustees.

Valuations of money market instruments with maturities of 60 days or less held by the Portfolios are based on their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Portfolio would receive if it sold the instrument.

PURCHASES AND REDEMPTIONS

Shares of the Portfolios are offered by the Fund on a continuous basis to separate accounts of certain life insurance companies ("Participating Insurance Companies") and to Plans. Shares are distributed by Alger Inc. as principal underwriter for the Fund pursuant to a distribution agreement (the "Distribution Agreement") which provides that Alger Inc. accepts orders for shares at net asset value and no sales commission or load is charged.

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the prospectuses describing the VA contracts and VLI policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA contracts and VLI policies. Plan trustees purchase and redeem Portfolio shares. Plan participants cannot contact the Fund directly to purchase shares of the Portfolios but may invest in shares of the Portfolios only through their Plan. The Fund does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA contracts or VLI policies. These fees should be described in the Participating Insurance Companies' prospectuses. Any charges assessed by the Plans should be described in the Plan documents. Participants should contact their Plan sponsor for information concerning the appropriate procedure for investing in the Fund.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the shareholders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.


Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund has adopted procedures which provide that if the

Board determines that it would be detrimental to the best interest of the remaining shareholders of a Portfolio to make payment of a redemption order wholly or partly in cash, the Portfolio may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Portfolio, during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.


DISTRIBUTION AND SHAREHOLDER SERVICING PLAN


Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, each Portfolio may pay Alger Inc. a fee, at an annual rate of up to 0.25% of the average daily net assets of the Portfolio allocable to Class S shares of the Portfolio, for remittance to insurance companies and qualified plan service providers as compensation for distribution assistance and shareholder services with respect to Class S shares. The Plan is a "compensation" type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets allocable to the Class S shares of a Portfolio for recordkeeping and administrative services as well as activities that are primarily intended to result in sales of Class S shares of the Portfolio, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; compensating agents; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant-level recordkeeping and administrative services; and similar activities. The Trustees unanimously approved the Plan on February 5, 2002, and it became effective on May 1, 2002. The Plan and any related agreement that is entered into by the Fund in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees and of a majority of the Trustees who are not interested persons (as defined in the 1940
Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("Independent Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose. The Plan may not be amended to increase materially the amount to be spent with respect to a Portfolio without the approval of the Class S shareholders of the Portfolio. In addition, the Plan may be terminated with respect to any Portfolio at any time, without penalty, by vote of a majority of the outstanding Class S shares of the Portfolio or by vote of a majority of the Independent Trustees. During the fiscal year ended December 31, 2005, the Fund paid $267,105 to Alger Inc. under the Class S 12b-1 Plan. Alger Inc.'s selling expenses during that period were as follows for the Portfolios:

                                                   COMPENSATION    TOTAL SELLING
   THE ALGER AMERICAN FUNDS - CLASS S SHARES        TO DEALERS        EXPENSES
   -----------------------------------------       ------------    -------------
   Alger American Growth Portfolio                    30,057         30,057
   Alger American Small Capitalization Portfolio      73,144         73,144
   Alger American Income & Growth Portfolio               26             26
   Alger American Balanced Portfolio                 108,041        108,041
   Alger American MidCap Growth Portfolio             19,199         19,199
   Alger American Leveraged AllCap Portfolio          36,638         36,638
                                                    --------       --------
     Total                                           267,105        267,105


PARTICIPATING INSURANCE
COMPANIES AND PLANS

The Fund currently does not foresee any disadvantages to the holders of VA contracts and VLI policies arising from the fact that the interests of the holders of VA contracts and VLI policies may differ, that the Participating Insurance Companies may not be affiliated with each other or that the Fund may offer its shares to Plans. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more Participating Insurance Company separate accounts or Plans might withdraw their investment in a Portfolio, which might cause the Portfolio to sell portfolio securities at disadvantageous prices, and orderly portfolio management could be disrupted to the potential detriment of the VA contract and VLI policy holders or Plan Participants. The VA contracts and VLI policies are described in the separate prospectuses issued by the Participating Insurance Companies, and the Plans are described in the Plan documents made available by the Plan sponsors. The Fund assumes no responsibility for such prospectuses or plan documents.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE FUND
The Fund is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Fund's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Fund's financial statements and the independent audit thereof. The members of the Committee, which met four times during the Fund's last fiscal year, are Stephen E. O'Neil and Nathan E. Saint-Amand.


Information about the Trustees and officers of the Fund is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Fund and the five other registered investment companies managed by Fred Alger Management, Inc. ("Alger Management"). Each Trustee serves until an event of termination, such as death or resignation, or until his successor is duly elected; each officer's term of office is one year.



                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                      IN THE ALGER
                                                                                                      FUND COMPLEX        OTHER
                                                                                       TRUSTEE          WHICH ARE      DIRECTORSHIPS
  NAME, AGE, POSITION WITH                                                             AND/OR           OVERSEEN         HELD BY
    THE FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS                      OFFICER SINCE      BY TRUSTEE       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE

Fred M. Alger III (71)        Chairman of the Board of Alger Associates, Inc.            1988              26           None.
   Chairman of the Board      ("Associates"), Fred Alger & Company,
   c/o Fred Alger             Incorporated ("Alger Inc."), Alger Management,
   Management, Inc.           Alger Properties, Inc. ("Properties"), Alger
   111 Fifth Avenue           Shareholder Services, Inc. ("Services"), Alger
   New York, NY 10003         Life Insurance Agency, Inc. ("Agency"), Fred Alger
                              International Advisory S.A. ("International"), five of
                              the six investment companies in the Alger Fund
                              Complex, Alger SICAV ("SICAV") and Analysts
                              Resources, Inc. ("ARI").

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Trustee/            1988              27           Brown Forman
   Trustee                    Director of the six investment companies                                                  Corporation.
   c/o Fred Alger             in the Alger Fund Complex; formerly of Counsel
   Management, Inc.           to the law firm of Kohler & Barnes.
   111 Fifth Avenue
   New York, NY 10003

Nathan E. Saint-Amand,        Medical doctor in private practice; Member of the          1988              27           None.
   M.D. (68)                  Board of the Manhattan Institute; Trustee/Director
   Trustee                    of the six investment companies in the Alger Fund
   c/o Fred Alger             Complex. Formerly Co-Chairman Special
   Management, Inc.           Projects Committee of Memorial Sloan Kettering.
   111 Fifth Avenue
   New York, NY 10003

OFFICERS

Dan C. Chung (43)             President since September 2003 and Chief                   2001              N/A          N/A
   President                  Investment Officer and Director since 2001 of
   c/o Fred Alger             Alger Management; President since 2003 and
   Management, Inc.           Director since 2001 of Associates, Properties,
   111 Fifth Avenue           Services, Agency, International (Director since 2003),
   New York, NY 10003         Alger National Trust Company ("Trust") and ARI;
                              President of the other five investment companies in
                              the Alger Fund Complex since September 2003;
                              Trustee/Director of four of the six investment
                              companies in the Alger Fund Complex since 2001;
                              senior analyst with Alger Management 1998-2001.

                                                                                                       NUMBER OF
                                                                                                       PORTFOLIOS
                                                                                                      IN THE ALGER
                                                                                                      FUND COMPLEX        OTHER
                                                                                       TRUSTEE          WHICH ARE      DIRECTORSHIPS
  NAME, AGE, POSITION WITH                                                             AND/OR           OVERSEEN         HELD BY
    THE FUND AND ADDRESS                  PRINCIPAL OCCUPATIONS                      OFFICER SINCE      BY TRUSTEE       TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Frederick A. Blum (52)        Executive Vice President and Treasurer of                  1996              N/A           N/A
   Treasurer                  Alger Inc., Alger Management, Properties,
   c/o Fred Alger             Associates, ARI, Services and Agency since
   Management, Inc.           September 2003 and Senior Vice President
   30 Montgomery Street       prior thereto; Treasurer of the six investment
   Jersey City, NJ 07302      companies in the Alger Fund Complex since 2003;
                              Director of SICAV and International and Chairman
                              of the Board (and prior thereto Senior Vice
                              President) and Treasurer of Trust since 2003.

Hal Liebes (41)               Executive Vice President, Chief Legal Officer              2005              N/A           N/A
   Secretary and              and Secretary of Alger Inc. and Alger Management,
   Chief Compliance Officer   Secretary of the six funds in the Alger Fund
   c/o Fred Alger             Complex. Formerly Chief Compliance Officer
   Management, Inc.           2004-2005, AMVESCAP PLC; U.S. General
   111 Fifth Avenue           Counsel 1994-2002 and Global General Counsel
   New York, NY 10003         2002-2004, Credit Suisse Asset Management.

Michael D. Martins (40)       Senior Vice President of Alger Management;                 2005              N/A           N/A
   Assistant Treasurer and    Assistant Treasurer and Assistant Secretary
   Assistant Secretary        of the six funds in the Alger Fund Complex
   c/o Fred Alger             since 2004. Formerly Vice President, Brown
   Management, Inc.           Brothers Harriman & Co. 1997-2004.
   30 Montgomery Street
   Jersey City, NJ 07302


Mr. Alger is an "interested person" (as defined in the Investment Company Act) of the Fund because of his affiliations with Alger Management and Alger Inc., the Fund's principal underwriter.


No director, officer or employee of Alger Management or its affiliates receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each independent Trustee a fee of $1,500 for each meeting he attends, to a maximum of $6,000, plus travel expenses incurred for attending the meeting.

The Fund did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended December 31, 2005. The following table provides compensation amounts paid to current independent Trustees of the Fund for the fiscal year ended December 31, 2005.


                               COMPENSATION TABLE


                                    AGGREGATE
                                  COMPENSATION              TOTAL COMPENSATION
                                      FROM                PAID TO TRUSTEES FROM
NAME OF PERSON, POSITION      THE ALGER AMERICAN FUND     THE ALGER FUND COMPLEX
------------------------      -----------------------     ----------------------
Stephen E. O'Neil                     $10,500                    $65,000
Nathan E. Saint-Amand                  $6,000                    $44,000

The following table shows each Trustee's beneficial ownership as of December 31, 2005, by dollar range, of equity securities of the Fund and of the funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.


None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.


                                                     EQUITY SECURITIES
                                                     OF EACH PORTFOLIO
                             ------------------------------------------------------------------
                                                                                                   AGGREGATE EQUITY SECURITIES
                                   SMALL      MIDCAP                       LEVERAGED   INCOME &      OF FUNDS IN ALGER FUND
    NAME OF TRUSTEE           CAPITALIZATION  GROWTH   GROWTH   BALANCED    ALLCAP      GROWTH     COMPLEX OVERSEEN BY TRUSTEE
------------------------     ------------------------------------------------------------------    ---------------------------

INTERESTED TRUSTEES
Fred M. Alger III                   E            A        E         A          A          A                    E

NON-INTERESTED TRUSTEES
Stephen E. O'Neil                   A            A        A         A          A          A                    A
Nathan E. Saint-Amand               A            A        A         A          A          A                    E

INVESTMENT MANAGER


Alger Management serves as investment manager to each of the Portfolios pursuant to separate written agreements (the "Management Agreements") and under the supervision of the Board of Trustees. Certain of the services provided by, and the fees paid by the Portfolios to, Alger Management under the Management Agreements are described in the Prospectus. Alger Management is responsible for the overall administration of the Fund, subject to the supervision of the Board of Trustees. It pays the salaries of all officers who are employed by both it and the Fund. Alger Management makes investment decisions for the Portfolios, places orders to purchase and sell securities on behalf of the Portfolios and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that the Fund's distributor, Alger Inc., an affiliate of Alger Management, will serve as the Fund's broker in effecting most of the Portfolios' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management has agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income and realized capital gains or losses of the Portfolios. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.


Under the Management Agreements, Alger Management receives a fee from each Portfolio at the following annual rates based on the Portfolio's average daily net assets: .85% (Alger American Small Capitalization and Leveraged AllCap Portfolios), .80% (Alger American MidCap Growth Portfolio), .75% (Alger American Growth and Balanced Portfolios) and .625% (Alger American Income & Growth Portfolio). This fee is computed daily and paid monthly.


During the fiscal years ended December 31, 2003, 2004 and 2005, Alger Management earned under the terms of the Management Agreements $560,496, $604,640 and $531,477 respectively, in respect of Alger American Income & Growth Portfolio; $3,702,497, $4,161,133 and $4,279,265 respectively, in respect of Alger American Small Capitalization Portfolio; $7,273,659, $7,921,825 and $7,001,077
respectively, in respect of Alger American Growth Portfolio; $2,172,537, $2,582,718 and $2,509,177 respectively, in respect of Alger American Balanced Portfolio; $2,495,822, $3,490,676 and $3,564,336 respectively, in respect of Alger American MidCap Growth Portfolio; $2,777,390, $3,268,233 and $3,014,791 respectively, in respect of Alger American Leveraged AllCap Portfolio.

From time to time Alger Management or its affiliates may compensate insurance companies or their affiliates whose customers hold shares of the Portfolios for providing a variety of record-keeping, administrative, marketing and/or shareholder support services. This compensation, which may be paid at a rate of up to .45% of the net asset value of shares held by those customers, will be paid from Alger Management's or its affiliates' resources, and not from the assets of the Fund.


Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is president and majority shareholder. Mr. Alger and the officers of the Fund are affiliated persons of the Fund and Alger Management by reason of their positions with these entities.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE


An Alger portfolio manager's compensation generally consists of salary, and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger Management. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his or her job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:


o  the firm's overall financial results and profitability;

o  the firm's overall investment management performance;

o current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

o  the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Portfolios are as follows. No account's advisory fee is based on the performance of the account.



                           Registered            Other Pooled
                           Investment             Investment           Other
                           Companies              Vehicles            Accounts
--------------------------------------------------------------------------------
Dan C. Chung            13 ($3368.1)              2 ($13.0)         19 ($942.7)
Kevin  Collins           1 ($39.4)                    --                  --
John Curry               3 ($230.7)                   --             3 ($30.9)
Jill Greenwald           5 ($293.5)               1 ($2.1)           1 ($19.1)
Patrick  Kelly           5 ($786.8)               2 ($93.7)         43 ($544.1)
Andrew Silverberg            --                       --                 --


SECURITIES OWNED BY THE PORTFOLIO MANAGERS

The following table shows each current portfolio manager's beneficial interest as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.

PORTFOLIO MANAGER                   FUND                           RANGE
--------------------------------------------------------------------------------
Dan C. Chung                 MidCap Growth                           A
                             Growth                                  A
                             Income & Growth                         A
Kevin Collins                Balanced                                A
                             Income & Growth                         A
John Curry                   Balanced                                A
Jill Greenwald               SmallCap Growth                         A
Patrick Kelly                Leveraged AllCap                        A
Andrew Silverberg            MidCap Growth                           A


POTENTIAL CONFLICTS OF INTEREST

Alger Management's portfolio managers are often responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts and mutual funds sub-advised by Alger Management. Potential conflicts of interest may arise when a portfolio manager has responsibility for more than one account and makes investment decisions involving the same security for two or more accounts. Investment decisions for accounts are made with consideration of their respective investment objectives, availability of cash for investment, current holdings and size of investment positions. A particular security may be bought or sold for only one account, or in different amounts and at different times for one account but not another account. Alger Management has developed trade allocation policies and procedures to avoid action that would result in an improper advantage or disadvantage to any one account managed by Alger Management. Transactions are allocated among accounts in a manner believed by Alger Management to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation may be made to recognize the investment needs of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate de minimis positions, and to give priority to accounts with specialized investment policies and objectives.

UNDERWRITER

Alger Inc., the underwriter for the Fund, is located at 30 Montgomery Street, Jersey City, NJ 07302. It is the corporate parent of Alger Management.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as independent registered public accounting firm for the Fund.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to the restrictions and procedures of the Fund's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Fund's Code of Ethics by calling the Fund toll-free at (800) 992-3863.

EXPENSES

Each Portfolio pays expenses related to its daily operations, such as management fees, brokerage fees, custodian fees, Trustees' fees, transfer agency fees and legal and auditing costs. Alger Management has agreed to reimburse the Portfolios to the extent that the annual operating expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) of Alger American Balanced Portfolio or Alger American Income & Growth Portfolio exceed 1.25%, or such expenses of Alger American Small Capitalization Portfolio, Alger American Growth Portfolio, Alger American MidCap Growth Portfolio, or Alger American Leveraged AllCap Portfolio exceed 1.50%, of the average daily net assets of the applicable Portfolio for any fiscal year. Any such expense reimbursements will be estimated and reconciled daily and paid on a monthly basis. In addition, from time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Portfolios while retaining the ability to be reimbursed by the applicable Portfolio for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

DIVIDENDS AND DISTRIBUTIONS

Each Portfolio will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date for each shareholder's account in additional shares of the Portfolio that paid the dividend or distribution or, in the case of VA contracts and VLI policies, will be paid in cash at the election of the Participating Insurance Company. Any dividends of the Portfolios will be declared and paid annually. Distributions of any net realized capital gains earned by a Portfolio usually will be made annually after the close of the fiscal year in which the gains are earned. Participating Insurance Companies and Plans will be informed about the amount and character of dividends and distributions from the relevant Portfolio for federal income tax purposes.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Fund.

Each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of net investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Each Portfolio has been structured so that each qualifies separately as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities; and (b) meet certain quarterly diversification tests.

As a regulated investment company, a Portfolio will not be subject to federal income tax on its net investment income and net realized capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and net realized short-term capital gains for the taxable year is distributed. All net investment income and net realized capital gains distributed by a Portfolio will be reinvested automatically in additional shares of the Portfolio or paid in cash. Amounts reinvested in additional shares will be considered to have been distributed to shareholders.

The Fund distributes shares in the Portfolios to Participating Insurance Companies which will hold those shares, directly or indirectly, in a "segregated asset account" within the meaning of the Code. To qualify as a segregated asset account, the Portfolio in which such an account holds shares must meet the diversification requirements of Section 817(h) of the Code and the regulations promulgated thereunder.

The Fund has undertaken to meet the diversification requirements of Section 817(h) of the Code. This undertaking may limit the ability of a particular Portfolio to make certain otherwise permitted investments.

Income on assets of a segregated asset account will not be taxable currently to VA contracts or VLI policy holders if that account has met the diversification requirements under Section 817(h) of the Code. In the event an account is not so qualified, all VA contracts or VLI policies allocating any amount of premiums to such account will not qualify as "annuity contracts" or "life insurance" for federal income tax purposes. In that event, the holder of the VA contract or VLI policy would be taxed as though he owned a proportionate amount of the assets held by such account during and after all periods for which the account failed to be qualified.

Generally, distributions from a Plan will be taxable as ordinary income at the rate applicable to the participant at the time of distribution. In certain cases, distributions made to a participant from a Plan prior to the date on which the participant reaches age 59 1/2 are subject to a penalty tax equivalent to 10% of the amount so distributed, in addition to the ordinary income tax payable on such amount for the year in which it is distributed.

CUSTODIAN


State Street Bank and Trust Company, Lafayette Corporate Center, Boston, MA 02101-0351, serves as custodian for the Fund pursuant to a custodian agreement under which it holds the Portfolios' assets.


TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 serves as transfer agent for the Fund pursuant to a transfer agency agreement with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency agreement, Boston Financial processes purchases and redemptions of shares of the Portfolios, maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and the Fund, and distributes any dividends and distributions payable by the Portfolios.


Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Fund has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Fund's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended December 31, 2005, the Portfolios paid approximately $1,008 to Alger Shareholder Services, Inc. under the Shareholder Administrative Services Agreement.


COUNSEL TO THE FUND

The law firm Hollyer Brady Barrett & Hines LLP, 551 Fifth Avenue, New York, NY 10176, acts as counsel to the Fund.

CERTAIN SHAREHOLDERS


Set forth below is certain information regarding significant shareholders of the Portfolios at April 5, 2006. Allmerica Life Insurance and Annuity Company and Kemper Investors Life Insurance Co. owned beneficially or of record more than 25%, respectively, of Alger American Balanced Portfolio. Sun Life of Canada (US) and Lincoln Benefit Life owned beneficially or of record more than 25%, respectively of Alger American Income &Growth Portfolio. New York Life Investment Management owned beneficially or of record more than 25% of Alger American Small Capitalization Portfolio. The shareholders identified above may be deemed to control the specified Portfolios, which may have the effect of proportionately diminishing the voting power of other shareholders of these Portfolios.

At April 5, 2006, the Fund's officers and Trustees as a group owned less than 1% of any Portfolio's shares.

The following table contains information regarding persons known by the Fund to own beneficially or of record 5% or more of the shares of a class of any Portfolio. All holdings are expressed as a percentage of a Portfolio's outstanding shares of a class as of April 10, 2006 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.

                                                                           Class O Shares
                                          -----------------------------------------------------------------------------------
                                             Alger         Alger
                                           American      American                                      Alger          Alger
                                            Income         Small          Alger          Alger       American       American
                                               &         Capital-       American       American       MidCap        Leveraged
                                            Growth        ization        Growth        Balanced       Growth         AllCap
Name and                                   Portfolio     Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
Address of                                 (Record/      (Record/       (Record/       (Record/      (Record/       (Record/
Shareholders                              Beneficial)   Beneficial)    Beneficial)    Beneficial)   Beneficial)    Beneficial)
-----------                               -----------   -----------    -----------    -----------   -----------    -----------
Allmerica Financial                         */--           */--           */--         28.03%/--      */--          11.64%/--
Life Insurance and
Annuity Company
440 Lincoln Street
Worcester, MA01653

Ameritas Variable                           */--           */--           */--         10.28%/--      */--          */--
Life Insurance Co.
Separate Acct. VA-2
Variable Annuity Product
P.O. Box 82550
Lincoln, NE 68501

Ameritas Life Ins. Corp.                    */--           */--           */--         */--           6.31%/--      */--
Separate Account D
P.O. Box 81889
Lincoln, NE 68501-1889

AUL American Unit Trust                     */--           */--           10.35/--     */--           */--          */--
One American Square
P.O. Box 1995
Indianapolis, IN 46206

AUL Group Retirement Annuity                */--           */--           16.58%/--    6.37%/--       */--          */--
Separate Account II
One American Square
P.O. Box 1995
Indianapolis, IN 46206

GE Life & Annuity Assurance Co.             */--           15.31%/--      13.32%/--    */--           */--          */--
Separate Acct. III
6610 W. Broad St.
Richmond, VA 23230

Great-West Life & Annuity                   */--           */--           */--         */--           5.28%/--      */--
Insurance Co.
Future Fund Series
8515 East Orchard Road
Englewood, CO 80111-5002

Jefferson National                          */--           */--           */--         */--           6.17%/--      9.24%/--
Insurance Company
Attn: Separate Accounts C1B
9920 Corporate Campus Suite 1000
Louisville, KY 40223-4051

Kemper Investors Life Insurance Co.         */--           */--           */--         38.15%/--      6.99%/--      24.45%/--
Variable Annuity Separate Account
1 Kemper Dr. Bldg. 3 T-1
Long Grove, IL 60049-0001

Lincoln Benefit Life                        26.62%/--      */--           */--         */--           10.24%/--     6.22%/--
Variable Annunity
Allstate Financial
544 Lakeview Parkway
Vernon Hills, IL 60061-1826

Lincoln Benefit Life                        7.50%/--       */--           */--         */--           5.59%/--      */--
Variable Life
Allstate Financial
544 Lakeview Parkway
Vernon Hills, IL 60061-1826

Met Life Investors USA
Insurance Co.                               */--           12.94%/--      */--         */--           */--          */--
Separate Account A
4700 Westown Parkway, Suite 200
West Des Moines, IA 50266

                                                                           Class O Shares
                                          -----------------------------------------------------------------------------------
                                             Alger         Alger
                                           American      American                                      Alger          Alger
                                            Income         Small          Alger          Alger       American       American
                                               &         Capital-       American       American       MidCap        Leveraged
                                            Growth        ization        Growth        Balanced       Growth         AllCap
Name and                                   Portfolio     Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
Address of                                 (Record/      (Record/       (Record/       (Record/      (Record/       (Record/
Shareholders                              Beneficial)   Beneficial)    Beneficial)    Beneficial)   Beneficial)    Beneficial)
-----------                               -----------   -----------    -----------    -----------   -----------    -----------
MONY America Variable                       */--           */--           */--         */--           7.18%/--      */--
Account A-VA
1740 Broadway MD6-36
New York, NY 10019-4315

Nationwide Life Insurance Co.               */--           6.53%/--       */--         */--           */--          */--
(NLICA) PMLIC-VLI
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

New York Life Investment                    */--           29.14%/--      */--         */--           */--          */--
Management LLC
169 Lackawanna Ave.
Parsippany, NJ 07054

Phoenix Life Insurance Co.                  */--           */--           */--         */--           */--          5.57%/--
c/o PFPC Inc.
103 Bellevue Pkwy.  Fl 2
Wilmington DE 19809-3701

Phoenix Life Insurance Co.                  */--           */--           */--         */--           */--          5.68%/--
c/o PFPC Inc.
103 Bellevue Pkwy.  Fl 2
Wilmington DE 19809-3701

Reliastar Life Insurance Co.                */--           */--           5.42%/--     */--           9.73/--       10.30%/--
c/o ING
151 Farmington Ave.
Hartford, CT 06156-1506

Sun Life of Canada (US)                     27.43%/--      */--           */--         */--           */--          */--
Retirement Products
P.O. Box 9134
Wellesley Hills, MA 02481

Transamerica                                14.86%/--      */--           */--         */--           */--          */--
Life Ins. & Annuity Co.
Separate Account VA6
401 N. Tryon St. Suite 700
Charlotte, NC 28210

USAA Life Insurance Co.                     */--           */--           5.22%/--     */--           */--          */--
9800 Fredericksburg Rd
IIO-A03W
San Antonio, TX 78288-0001



----------------------
* Indicates shareholder owns less than 5% of the Portfolio's Class O shares.

                                                                           Class S Shares
                                          -----------------------------------------------------------------------------------
                                             Alger         Alger
                                           American      American                                      Alger          Alger
                                            Income         Small          Alger          Alger       American       American
                                               &         Capital-       American       American       MidCap        Leveraged
                                            Growth        ization        Growth        Balanced       Growth         AllCap
Name and                                   Portfolio     Portfolio      Portfolio      Portfolio     Portfolio      Portfolio
Address of                                 (Record/      (Record/       (Record/       (Record/      (Record/       (Record/
Shareholders                              Beneficial)   Beneficial)    Beneficial)    Beneficial)   Beneficial)    Beneficial)
-----------                               -----------   -----------    -----------    -----------   -----------    -----------
Fred Alger & Company,                       100.00%/--     */--           */--         */--           %/--          */--
Incorporated
30 Montgomery Street
Jersey City, NJ 07302

Guardian Insurance                          */--           */--           */--         */--           */--          7.34%/--
& Annuity Co. Inc.
3900 Burgess Place
Bethlehem, PA 18017

Lincoln Benefit Life                        */--           */--           99.80%/--    */--           95.59%/--     18.77%/--
c/o Allstate Financial
544 Lakeview Pkwy
Vernon Hills, IL 60061-1826

Manufacturers Life                          */--           */--           */--         9.12%/--       */--          6.27%/--
Insurance Co. (NY)
601 Congress St.
Boston, MA 02110-2804

Manufacturers Life                          */--           */--           */--         71.52%/--      */--          50.17%/--
Insurance Co. (USA)
601 Congress St.
Boston, MA 02110-2804

NY Life Investment                          */--           99.97%/--      */--         */--           */--          */--
Management, LLC.
169 Lackawanna Ave.
Parsippany, NJ 07054

Travelers Insurance Company                 */--           */--           */--         9.15%/--       */--          9.17%/--
Attn: Shareholder Accounting
P.O. Box 990027
Hartford, CT 06199-0027

Travelers Life                              */--           */--           */--         8.90%/--       */--          6.73%/--
and Annuity Company
P.O. Box 990027
Hartford, CT 06199-0027


----------------------
* Indicates shareholder owns less than 5% of the Portfolio's Class S shares.

ORGANIZATION

The Fund has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 6, 1988 (the "Trust Agreement"). Alger American Small Capitalization Portfolio, Alger American Income & Growth Portfolio, Alger American Growth Portfolio, Alger American Balanced Portfolio (formerly the Alger American Fixed Income Portfolio), Alger American MidCap Growth Portfolio and Alger American Leveraged AllCap Portfolio commenced operations on September 21, 1988, November 15, 1988, January 9, 1989, September 5, 1989, May 3, 1993 and
January 25, 1995, respectively. The Fund offers an unlimited number of shares of six series, representing the shares of the Portfolios. The Fund's Board of Trustees may establish additional Portfolios at any time. The word "Alger" in the Fund's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Associates, Inc. may terminate the Fund's license to use the word "Alger" in its name when Alger Management ceases to act as the Fund's investment manager.

On April 30, 2002, Class S shares were added to all of the Fund's Portfolios. The previously existing shares were designated Class O shares on that date. Shares of each Portfolio are thus divided into two classes, Class O and Class S. The classes differ in that (a) each class has a different class designation; (b) only the Class S shares are subject to a distribution and shareholder servicing fee under a plan adopted pursuant to rule 12b-1 under the Investment Company Act; and (c) to the extent that one class alone is affected by a matter submitted to a shareholder vote, then only that class has voting power on the matter. Neither class of shares has a conversion feature.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified, other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio, except with respect to the election of Trustees and the ratification of the selection of an independent registered public accounting firm. In the interest of economy and convenience, certificates representing shares of a Portfolio are physically issued only upon specific written request of a shareholder.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding shares.

Although the Fund is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. Shareholders of one Portfolio may vote only on matters that affect that Portfolio.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility that the Fund believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Under normal circumstances, other than the shares issued to Alger Inc. in connection with its creation and initial capitalization, the Fund intends to distribute shares of the Portfolios only to Participating Insurance Companies and Plans, so that only Participating Insurance Companies and their separate accounts and Plans will be considered shareholders of the Portfoli-os. Although the Participating Insurance Companies and their separate accounts and the Plans are the shareholders or investors, the Participating Insurance Companies will pass through voting rights to their VA contract and VLI policy holders. Plan sponsors may or may not pass through voting rights to Plan participants, depending on the terms of the Plan's governing documents. For a discussion of voting rights please refer to the Participating Insurance Companies' prospectuses or the Plan documents.


PROXY VOTING POLICIES AND
PROCEDURES

The Board of Trustees of The Alger American Fund has delegated authority to vote all proxies related to the Fund's portfolio securities to Alger Management, Inc., the Fund's investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Fund, and is responsible for voting proxies of all foreign and domestic securities held in the Portfolios of the Fund. Alger Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger  Management  delegates  its proxy  voting  authority  for all  foreign and domestic securities held in the Portfolios to Institutional Shareholder Services, Inc. ("ISS") a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Portfolio.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Portfolios; records of votes cast on behalf of each Portfolio; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Fund's proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and on the Securities and Exchange Commission's website at http://www.sec.gov.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Portfolios. Except as otherwise addressed by the pre-determined voting guidelines, the proxy will typically be voted per the recommendation of the company's management.

OPERATIONAL ISSUES

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION

Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES

Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.


INVESTOR AND SHAREHOLDER
INFORMATION

Investors and shareholders may contact the Fund toll-free at (800) 992-3863 for further information regarding the Fund and the Portfolios, including current performance quotations, as well as for assistance in selecting a Portfolio. Holders of VA contracts or VLI policies issued by Participating Insurance Companies and participants in Plans for which shares of one or more Portfolios are the investment vehicle may receive from the Participating Insurance Companies or Plan sponsor unaudited semi-annual financial statements and year-end financial statements audited by the Fund's independent public accountants. Each report will show the investments owned by each of the Portfolios and the market values of the investments and will provide other information about the Fund and its operations.

IN GENERAL

Current performance information for the Portfolios may be obtained by calling the Fund at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Portfolio.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Portfolio with that of other mutual funds with a similar investment objective. The performance of the Portfolio, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, or the S&P MidCap 400 Index. In addition, evaluations of the Portfolio published by nationally recognized ranking services or articles regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, Barron's, Business Week, Forbes, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Money, Morningstar, The New York Times, USA Today and The Wall Street Journal and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Portfolio's performance for any future period.

FINANCIAL STATEMENTS


The Fund's financial statements for the year ended December 31, 2005 are contained in the Annual Report to Shareholders for that period, and are hereby incorporated by reference. A copy of the Annual Report to Shareholders may be obtained by telephoning the Fund at (800) 992-3863.

APPENDIX


    Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

    The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P

    Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

    Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

    Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

APPENDIX
(CONTINUED)


MOODY'S

    Bonds rated Aa by moody's are judged to be of high quality by all standards. Together with bonds rated aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

    Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a show ing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

    Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

APPENDIX
(CONTINUED)


DBRS

    Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

    Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

    Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

    Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

    Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

    Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. BEST

    The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

    The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

--------------------------------------------------
DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

--------------------------------------------------
TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
ATTN: The Alger American Fund
P.O. Box 8480 Boston, MA 02266-8480

--------------------------------------------------
CUSTODIAN BANK:


State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351


--------------------------------------------------
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, New York 10036

--------------------------------------------------
COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, NY 10176

--------------------------------------------------


                                    THE ALGER
                                  AMERICAN FUND


                   |
         STATEMENT |
     OF ADDITIONAL | May 1, 2006
       INFORMATION |
                   |







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